EXHIBIT 10.6

TERM LOAN AGREEMENT

by and between

INLAND DIVERSIFIED WHITE PLAINS CITY CENTER, L.L.C.,

a Delaware limited liability company,

as Borrower,

and

BANK OF AMERICA, N.A.,

a national banking association,

as Lender,

with respect to

acquisition refinancing for the City Center of White Plains project located at the intersection of Main Street and Mamaroneck Avenue in White Plains, New York

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Table of Contents

Article I General Information.

1

Section 1.1

Conditions to Closing.

1

Section 1.2

Schedules.

1

Section 1.3

Defined Terms.

1

Section 1.4

Existing Loan; Amendment and Restatement.

1

Article II Terms of the Loan.

2

Section 2.1

The Loan.

2

Section 2.2

Initial Advance.

2

Section 2.3

TRU Holdback.

2

Section 2.4

Automatic Deduction.

3

Section 2.5

Liability of Lender.

4

Article III Representations and Warranties.

4

Section 3.1

Organization, Power and Authority of Borrower; Loan Documents.

4

Section 3.2

Other Documents; Laws.

4

Section 3.3

Taxes.

4

Section 3.4

Legal Actions.

4

Section 3.5

Nature of Loan.

5

Section 3.6

Trade Names.

5

Section 3.7

Financial Statements.

5

Section 3.8

No Material Adverse Change.

5

Section 3.9

ERISA and Prohibited Transactions.

5

Section 3.10

Compliance with Laws and Zoning and Other Requirements; Encroachments.

5

Section 3.11

Certificates of Occupancy.

5

Section 3.12

Utilities; Roads; Access.

5

Section 3.13

Other Liens.

6

Section 3.14

No Defaults.

6

Section 3.15

Draw Requests.

6

Article IV Affirmative Covenants and Agreements.

6

Section 4.1

Compliance with Laws; Use of Proceeds.

6

Section 4.2

Inspections; Cooperation.

6

Section 4.3

Payment and Performance of Contractual Obligations.

6

Section 4.4

Insurance.

7

Section 4.5

Adjustment of Condemnation and Insurance Claims.

8

Section 4.6

Utilization of Net Proceeds.

8

Section 4.7

Management.

9

Section 4.8

Books and Records; Financial Statements; Tax Returns.

9

Section 4.9

Estoppel Certificates.

10

Section 4.10

Taxes; Tax Receipts.

10

Section 4.11

Lender’s Rights to Pay and Perform.

10

Section 4.12

Reimbursement; Interest.

10

Section 4.13

Notification by Borrower.

10

Section 4.14

Indemnification by Borrower.

11

Section 4.15

Fees and Expenses.

11

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Section 4.16

Appraisals.

11

Section 4.17

Leasing and Tenant Matters.

11

Section 4.18

Preservation of Rights.

11

Section 4.19

Income from Property.

11

Section 4.20

Representations and Warranties.

12

Section 4.21

Deposit Accounts; Principal Depository.

12

Section 4.22

Tax and Insurance Reserve Deposits.

12

Section 4.23

Swap Contracts.

12

Section 4.24

Financial Covenants.

12

Section 4.25

Additional Costs.

12

Article V Negative Covenants.

12

Section 5.1

Conditional Sales.

12

Section 5.2

Insurance Policies and Bonds.

13

Section 5.3

Commingling.

13

Section 5.4

Additional Debt.

13

Article VI Events of Default.

13

Section 6.1

Payment Default.

13

Section 6.2

Default Under Other Loan Documents.

13

Section 6.3

Accuracy of Information; Representations and Warranties.

13

Section 6.4

Deposits.

13

Section 6.5

Insurance Obligations.

14

Section 6.6

Other Obligations.

14

Section 6.7

Damage to Improvements.

14

Section 6.8

Lapse of Permits or Approvals.

14

Section 6.9

Mechanic’s Lien.

14

Section 6.10

Bankruptcy.

14

Section 6.11

Appointment of Receiver, Trustee, Liquidator.

14

Section 6.12

Inability to Pay Debts.

14

Section 6.13

Judgment.

14

Section 6.14

Dissolution; Change in Business Status.

15

Section 6.15

Default Under Other Indebtedness.

15

Section 6.16

Change in Controlling Interest.

15

Section 6.17

Material Adverse Change.

15

Article VII Remedies on Default.

15

Section 7.1

Remedies on Default.

15

Section 7.2

No Release or Waiver; Remedies Cumulative and Concurrent.

16

Article VIII Miscellaneous.

16

Section 8.1

Further Assurances; Authorization to File Documents; No Merger.

16

Section 8.2

No Warranty by Lender.

17

Section 8.3

Standard of Conduct of Lender.

17

Section 8.4

No Partnership.

17

Section 8.5

Severability.

17

Section 8.6

Notices.

18

Section 8.7

Permitted Successors and Assigns; Disclosure of Information.

18

Section 8.8

Modification; Waiver.

19

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Section 8.9

Third Parties; Benefit.

19

Section 8.10

Rules of Construction.

19

Section 8.11

Counterparts.

20

Section 8.12

Signs; Publicity.

20

Section 8.13

Governing Law.

20

Section 8.14

Time of Essence.

20

Section 8.15

Electronic Transmission of Data.

20

Section 8.16

Dispute Resolution.

20

Section 8.17

Forum.

21

Section 8.18

WAIVER OF JURY TRIAL.

22

Section 8.19

Usury.

22

Section 8.20

Special State Provisions.

22

Section 8.21

USA Patriot Act Notice.

23

Section 8.22

Entire Agreement.

23

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Schedules to Term Loan Agreement
Schedule 1	Definitions
Schedule 2	Form of Draw Request
Schedule 3	Leasing and Tenant Matters
Schedule 4	Tax and Insurance Reserve
Schedule 5	Swap Contracts
Schedule 6	Financial Covenants

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Term Loan Agreement

This Term Loan Agreement (this “Agreement”) is made as of the 28th day of September, 2012, by and between INLAND DIVERSIFIED WHITE PLAINS CITY CENTER, L.L.C., a Delaware limited liability company (“Borrower”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

Recitals

Borrower has applied to Lender for a loan for the purpose of acquiring the real property that will serve as security for the loan and subsequent pursuit of Borrower’s business at such property.  Lender has agreed to make the loan on the terms and conditions set forth in this Agreement and in the other documents evidencing and securing the loan.

Now, therefore, in consideration of the premises, and in further consideration of the mutual covenants and agreements herein set forth and of the sum of Ten Dollars ($10.00) paid by each party to the other, receipt of which is hereby acknowledged, the parties covenant and agree as follows:

Agreements

Article I
General Information.

Section 1.1

Conditions to Closing.

The conditions precedent to closing the Loan and recording the Mortgage, including, without limitation, payment by Borrower to Lender of a nonrefundable Loan fee in the amount of $739,500.00 (the Initial Advance Amount multiplied by eighty-five basis points (0.85%)), are set forth in the Closing Checklist.

Section 1.2

Schedules.

The Schedules attached to this Agreement are incorporated herein and made a part hereof.

Section 1.3

Defined Terms.

Capitalized terms in this Agreement shall have the meanings ascribed to such terms in the Preamble hereto and in Schedule 1.

Article II
Terms of the Loan.

Section 2.1

The Loan.

Borrower agrees to borrow the Loan from Lender, and Lender agrees to lend the Loan to Borrower, subject to the terms and conditions herein set forth, in an amount not to exceed the Loan Amount.  Interest shall accrue and be payable in arrears only on sums advanced hereunder for the period of time outstanding.  The Loan is not a revolving loan; amounts repaid may not be re-borrowed.

Section 2.2

Initial Advance.

At closing, Lender shall advance Loan proceeds in an amount equal to $87,000,000.00 (such amount constituting the “Initial Advance Amount”); provided, that the Initial Advance Amount shall not, in any case, exceed the Loan Amount.  Such amount shall be disbursed to the parties and in the respective amounts specified in the closing statement agreed upon between Borrower and Lender.

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Section 2.3

TRU Holdback.

(a)

At closing, Lender will establish a holdback of available Loan funds in an amount equal to (a) the lesser of (i) $99,000,000.00, (ii) an amount equal to sixty percent (60.0%) of the total acquisition costs related to the Property; and (iii) an amount equal to sixty percent (60.0%) of the “As-Stabilized” appraised value of the Property (based on an appraisal in form and substance and from an appraiser acceptable to Lender), in each case as reasonably determined by Lender, less (b) the Initial Advance Amount (the “TRU Holdback”).  So long as no Default or Event of Default shall exist, Lender shall advance the full amount of the TRU Holdback (or such lesser amount as may be requested by Borrower) to Borrower upon the satisfaction of each of the following conditions:

(i)

Toys R Us shall have accepted and occupied the TRU Premises and opened for business in such location;

(ii)

Borrower shall have subsequently delivered to Lender a draw request signed by an Authorized Signer in the form of Schedule 2 or in another form approved by Lender;

(iii)

Lender shall have received such evidence as Lender may require that any applicable construction and/or tenant improvements related to the TRU Premises been completed in a good and workmanlike manner, in accordance with applicable requirements of all Governmental Authorities and substantially in accordance with tenant improvement plans and specifications satisfactory to Lender;

(iv)

To the extent required by applicable Governmental Authorities for the use and occupancy of the TRU Premises, certificates of occupancy and other applicable permits and releases shall have been issued with respect to the tenant improvements related thereto and copies thereof shall have been furnished to Lender;

(v)

Lender shall have received final lien waivers with respect to the TRU Premises, including, without limitation, if a “Notice of Contract” has been filed under Section 2 of the Lien Law, Lender shall have received final lien waivers in the form of an accurately completed and valid Lien Form, such Lien Form to provide that subject to the payment of the retainage, the general contractor waives any and all lien rights for labor and materials, or rental equipment, appliances or tools;

(vi)

Lender shall have received, from Toys R Us, an updated tenant estoppel certificate, in form and content satisfactory to Lender;

(vii)

Borrower shall have paid to Lender a non-refundable loan fee in consideration of Lender’s advancing funds from the TRU Holdback in an amount equal to (A) 85 basis points multiplied by (B) the amount of the requested disbursement of TRU Holdback funds requested by Borrower; and

(viii)

Lender shall have received a satisfactory endorsement to its title insurance policy.

The draw request delivered by Borrower pursuant to subclause (ii) above shall be accompanied by a certification from Borrower that no Defaults or Events of Default are then-continuing.  To the extent it wishes to receive same, Borrower shall request funding of the TRU Holdback and have caused each of the above conditions to funding to be satisfied no later than ninety (90) days following the satisfaction of the condition set forth in subclause (a)(i) above.  Borrower shall be permitted to request only one (1) funding of the TRU Holdback in an amount, up to the full amount of the TRU Holdback.  Following Borrower’s request for any funding of the TRU Holdback and the subsequent funding thereof, any remaining committed amount of the TRU Holdback shall be permanently cancelled.  Amounts funded as part of the TRU Holdback shall constitute funds advanced as part of the Loan, shall bear interest commencing with the date on which they are funded, shall not be revolving in nature and shall otherwise be on terms and conditions and subject to repayment for the Loan generally, as set forth herein and in the other Loan Documents.

(b)

Upon the occurrence of any Event of Default, Lender shall have the right, in addition to any other rights or remedies available to Lender, to exercise any one or more of the following rights and remedies:

(i)

Lender may terminate its obligation to advance any further principal of the Loan (including, without limitation, any portion of the TRU Holdback) by Notice to Borrower.

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(ii)

Lender may, in its sole discretion, apply any undisbursed proceeds relating to the TRU Holdback to the satisfaction of the conditions of the Loan Documents.

(iii)

Lender may make advances directly to the property manager, the title insurance company, or any contractor, subcontractor or material supplier with respect to the Property, or to any of them jointly.  The execution of this Agreement by Borrower shall, and hereby does, constitute an irrevocable authorization to so advance the proceeds relating to the TRU Holdback.  No further direction or authorization from Borrower shall be necessary to warrant such direct advances.  Each advance shall be secured by the Mortgage and shall satisfy the obligations of Lender hereunder to the extent of the amount of the advance.

Section 2.4

Automatic Deduction.

(a)

Throughout the term of the Loan, Borrower shall maintain the Checking Account in good standing with Lender.  Borrower hereby grants to Lender a security interest in the Checking Account, and any other accounts and deposit accounts from which Borrower may from time to time authorize Lender to debit payments due on the Loan, for the purpose of securing the Obligations.

(b)

Borrower agrees that monthly interest payments on the Note (but not any scheduled principal payments) will be deducted automatically on their due dates from the Checking Account.  Lender is hereby authorized to apply the amounts so debited to Borrower’s obligations under the Loan.  Notwithstanding the foregoing, Lender will not automatically deduct the principal payment at maturity from the Checking Account.

(c)

Lender will debit the Checking Account on the dates the payments become due.  If a due date does not fall on a Banking Day, Lender will debit the Checking Account on the first Banking Day following the due date.

(d)

Borrower shall maintain sufficient funds in the Checking Account on the dates Lender enters debits authorized by this Agreement.  If there are insufficient funds in the Checking Account on the date Lender enters any debit authorized by this Agreement, without limiting Lender’s other remedies in such an event, the debit will be reversed in whole or in part, in Lender’s sole and absolute discretion, and such amount not debited shall be deemed to be unpaid and shall be immediately due and payable in accordance with the terms of the Note.

Section 2.5

Liability of Lender.

Lender shall in no event be responsible or liable to any Person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and no Person other than Borrower shall have any right or claim against Lender under this Agreement or the other Loan Documents.

Article III
Representations and Warranties.

Borrower makes the following representations and warranties to Lender as of the date hereof and as of the date of each advance hereunder:

Section 3.1

Organization, Power and Authority of Borrower; Loan Documents.

Borrower (a) is a limited liability company duly organized, existing and in good standing under the Laws of the state in which it is organized and is duly qualified to do business and in good standing in the state in which the Land is located (if different from the state of its formation) and in any other state where the nature of Borrower’s business or property requires it to be qualified to do business, and (b) has the power, authority and legal right to own its property and carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan Documents.  The Loan Documents to which Borrower is a party have been duly executed and delivered by Borrower, and the execution and delivery of, and the carrying out of the transactions contemplated by, such Loan Documents, and the performance and observance of the terms and conditions thereof, have been duly authorized by all necessary organizational action by and on behalf of Borrower.  The Loan Documents to which Borrower is a party constitute the valid and legally binding obligations of Borrower and are fully enforceable against Borrower in accordance with their respective terms, except to the extent that such enforceability may be limited by Laws generally affecting the enforcement of creditors’ rights.

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Section 3.2

Other Documents; Laws.

The execution and performance of the Loan Documents to which Borrower is a party and the consummation of the transactions contemplated thereby will not conflict with, result in any breach of, or constitute a default under, the organizational documents of Borrower, or any contract, agreement, document or other instrument to which Borrower is a party or by which Borrower or any of its properties may be bound or affected, and such actions do not and will not violate or contravene any Law to which Borrower is subject.

Section 3.3

Taxes.

Borrower has filed all federal, state, county and municipal Tax returns required to have been filed by Borrower and has paid all Taxes which have become due pursuant to such returns or pursuant to any Tax assessments received by Borrower.

Section 3.4

Legal Actions.

There are no Claims or investigations by or before any court or Governmental Authority, pending, or to the best of Borrower’s knowledge and belief, threatened against or affecting Borrower, Borrower’s business or the Property.  Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or any Governmental Authority affecting Borrower or the Property.

Section 3.5

Nature of Loan.

Borrower is a business or commercial organization.  The Loan is being obtained solely for business or investment purposes, and will not be used for personal, family, household or agricultural purposes.

Section 3.6

Trade Names.

Borrower conducts its business solely under the name set forth in the Preamble to this Agreement and makes use of no trade names in connection therewith, unless such trade names have been previously disclosed to Lender in writing.

Section 3.7

Financial Statements.

The financial statements heretofore delivered by Borrower and Guarantor to Lender are true and correct in all respects, have been prepared in accordance with sound accounting principles consistently applied, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof.

Section 3.8

No Material Adverse Change.

No material adverse change has occurred in the financial conditions reflected in the financial statements of Borrower or Corporate Guarantor since the respective dates of such statements, and no material additional liabilities have been incurred by Borrower since the dates of such statements other than the borrowings contemplated herein or as approved in writing by Lender.

Section 3.9

ERISA and Prohibited Transactions.

As of the date hereof and throughout the term of the Loan: (a) Borrower is not and will not be (i) an “employee benefit plan,” as defined in Section 3(3) of ERISA, (ii) a “governmental plan” within the meaning of Section 3(32) of ERISA, or (iii) a “plan” within the meaning of Section 4975(e) of the Code; (b) the assets of Borrower do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in Section 2510.3-101 of Title 29 of the Code of Federal Regulations; (c) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of fiduciaries with respect to governmental plans; and (d) Borrower will not engage in any transaction that would cause any Obligation or any action taken or to be taken hereunder (or the exercise by Lender of any of its rights under the Mortgage or any of the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or Section 4975 of the Code.  Borrower agrees to deliver to Lender such certifications or other evidence of compliance with the provisions of this Section as Lender may from time to time request.

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Section 3.10

Compliance with Laws and Zoning and Other Requirements; Encroachments.

Borrower is in compliance with the requirements of all applicable Laws. The use of the Property complies with applicable zoning ordinances, regulations and restrictive covenants affecting the Land.  All use and other requirements of any Governmental Authority having jurisdiction over the Property have been satisfied.  No violation of any Law exists with respect to the Property.  The Improvements are constructed entirely on the Land and do not encroach upon any easement or right-of-way, or upon the land of others.  The Improvements comply with all applicable building restriction lines and set-backs, however established, and are in strict compliance with all applicable use or other restrictions and the provisions of all applicable agreements, declarations and covenants and all applicable zoning and subdivision ordinances and regulations.

Section 3.11

Certificates of Occupancy.

All certificates of occupancy and other permits and licenses necessary or required in connection with the use and occupancy of the Improvements have been validly issued.

Section 3.12

Utilities; Roads; Access.

All utility services necessary for the operation of the Improvements for their intended purposes have been fully installed, including telephone service, cable television, water supply, storm and sanitary sewer facilities, natural gas and electric facilities, including cabling for telephonic and data communication, and the capacity to send and receive wireless communication.  All roads and other accesses necessary to serve the Land and Improvements have been completed, are serviceable in all weather, and where required by the appropriate Governmental Authority, have been dedicated to and formally accepted by such Governmental Authority.

Section 3.13

Other Liens.

Except for liens existing as of the date hereof and disclosed on the title policy received by Lender in connection with the closing of this Agreement and contracts for labor, materials and services furnished or to be furnished in connection with any construction at the Property, including any construction of tenant improvements, in each case, as disclosed to Lender as of the date of this Agreement, Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property.

Section 3.14

No Defaults.

There is no Default or Event of Default under any of the Loan Documents, and there is no default or event of default under any material contract, agreement or other document related to the construction or operation of the Improvements.

Section 3.15

Draw Requests.

Each draw request or other request for an advance of the TRU Holdback hereunder and each receipt of the funds requested thereby shall constitute Borrower’s affirmation that Borrower’s representations and warranties set forth in this Agreement are true and correct as of the date of the draw request or other request for an advance and, unless Lender is notified to the contrary prior to the disbursement of the advance requested, will be so on the date of the disbursement.

Article IV
Affirmative Covenants and Agreements.

Borrower covenants as of the date hereof and until such time as all Obligations shall be paid and performed in full, that:

Section 4.1

Compliance with Laws; Use of Proceeds.

Borrower shall comply with all Laws and all orders, writs, injunctions, decrees and demands of any court or any Governmental Authority affecting Borrower or the Property.  Borrower shall use all proceeds of the Loan for business purposes which are not in contravention of any Law or any Loan Document.

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Section 4.2

Inspections; Cooperation.

Borrower shall permit representatives of Lender to enter upon the Land, to inspect the Improvements and any and all materials to be used in connection with any construction at the Property, including any construction of tenant improvements, to examine all detailed plans and shop drawings and similar materials as well as all books and records of Borrower (regardless of where maintained) and all supporting vouchers and data and to make copies and extracts therefrom and to discuss the affairs, finances and accounts pertaining to the Loan and the Improvements with representatives of Borrower.  Borrower shall at all times cooperate and cause each and every one of its contractors, subcontractors and material suppliers to cooperate with the representatives of Lender in connection with or in aid of the performance of Lender’s functions under this Agreement.  Except in the event of an emergency, Lender shall give Borrower at least twenty-four hours’ notice by telephone in each instance before entering upon the Land and/or exercising any other rights granted in this Section.

Section 4.3

Payment and Performance of Contractual Obligations.

Borrower shall perform in a timely manner all of its obligations under any and all contracts and agreements related to any construction activities at the Property or the maintenance or operation of the Improvements, and Borrower will pay when due all bills for services or labor performed and materials supplied in connection with such construction, maintenance and/or operation.  Within thirty (30) days after the filing of any mechanic’s lien or other lien or encumbrance against the Property, Borrower will promptly discharge the same by payment or filing a bond or otherwise as permitted by Law.  So long as Lender’s security has been protected by the filing of a bond or otherwise in a manner satisfactory to Lender in its sole and absolute discretion, Borrower shall have the right to contest in good faith any claim, lien or encumbrance, provided that Borrower does so diligently and without prejudice to Lender or delay in completing construction of any tenant improvements.

Section 4.4

Insurance.

Borrower shall maintain the following insurance at its sole cost and expense:

(a)

Insurance against Casualty to the Property under a policy or policies covering such risks as are presently included in “special form” (also known as “all risk”) coverage, including such risks as are ordinarily insured against by similar businesses, but in any event including fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, damage from aircraft, smoke, vandalism, malicious mischief and acts of terrorism.  Such insurance shall name Lender as mortgagee and loss payee.  Unless otherwise agreed in writing by Lender, such insurance shall be for the full insurable value of the Property on a replacement cost basis, with a deductible amount, if any, satisfactory to Lender.  No policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage required by this Section by reason of co-insurance provisions or otherwise.  The term “full insurable value” means one hundred percent (100%) of the actual replacement cost of the Property, including tenant improvements (excluding foundation and excavation costs and costs of underground flues, pipes, drains and other uninsurable items).

(b)

Commercial (also known as comprehensive) general liability insurance on an “occurrence” basis against claims for “personal injury” liability and liability for death, bodily injury and damage to property, products and completed operations, in limits satisfactory to Lender with respect to any one occurrence and the aggregate of all occurrences during any given annual policy period.  Such insurance shall name Lender as an additional insured.

(c)

If applicable, workers’ compensation insurance for all employees of Borrower in such amount as is required by Law and including employer’s liability insurance, if required by Lender.

(d)

During any period of construction of tenant improvements, Borrower shall maintain, or cause others to maintain, such insurance as may be required by Lender of the type customarily carried in the case of similar construction for one hundred percent (100%) of the full replacement cost of materials stored at or upon the Property.  During any period of other construction upon the Property, Borrower shall maintain, or cause others to maintain, builder’s risk insurance (non-reporting form) of the type customarily carried in the case of similar construction for one hundred percent (100%) of the full replacement cost of work in place and materials stored at or upon the Property.

(e)

If at any time any portion of any structure on the Property is insurable against Casualty by flood and is located in a Special Flood Hazard Area under the Flood Disaster Protection Act of 1973, as amended, a flood insurance policy on the structure and

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Borrower owned contents in form and amount acceptable to Lender but in no amount less than the amount sufficient to meet the requirements of applicable Law as such requirements may from time to time be in effect.

(f)

Loss of rental value insurance or business interruption insurance in an amount equal to twelve (12) months of the projected gross income of the Property and an extended period of indemnity endorsement providing an additional twelve (12) months’ loss of rental value or business interruption insurance after the Property has been restored or until the projected gross income returns to the level that existed prior to the loss, whichever is first to occur.

(g)

Such other and further insurance as may be required from time to time by Lender in order to comply with regular requirements and practices of Lender in similar transactions including, if required by Lender, boiler and machinery insurance, pollution liability insurance, wind insurance and earthquake insurance, so long as any such insurance is generally available at commercially reasonable premiums as determined by Lender from time to time.

Each policy of insurance (i) shall be issued by one or more insurance companies each of which must have an A.M. Best Company financial and performance rating of A-IX or better and are qualified or authorized by the Laws of the State to assume the risks covered by such policy, (ii) with respect to the insurance described under the preceding Subsections (a), (d), (e) and (f), shall have attached thereto standard non-contributing, non-reporting mortgagee clauses in favor of and entitling Lender without contribution to collect any and all proceeds payable under such insurance, either as sole payee or as joint payee with Borrower, (iii) shall provide that such policy shall not be canceled or modified for nonpayment of premiums without at least ten (10) days prior written notice to Lender, or for any other reason without at least thirty (30) days prior written notice to Lender, and (iv) shall provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Borrower which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment.  Borrower shall promptly pay all premiums when due on such insurance and, not less than ten (10) days prior to the expiration dates of each such policy, Borrower will deliver to Lender acceptable evidence of insurance, such as a renewal policy or policies marked “premium paid” or other evidence satisfactory to Lender reflecting that all required insurance is current and in force.  Borrower will immediately give Notice to Lender of any cancellation of, or change in, any insurance policy.  Lender shall not, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (A) the existence, nonexistence, form or legal sufficiency thereof, (B) the solvency of any insurer, or (C) the payment of losses.  Borrower may satisfy any insurance requirement hereunder by providing one or more “blanket” insurance policies, subject to Lender’s approval in each instance as to limits, coverages, forms, deductibles, inception and expiration dates, and cancellation provisions.

Section 4.5

Adjustment of Condemnation and Insurance Claims.

Borrower shall give prompt Notice to Lender of any Casualty or any Condemnation or threatened Condemnation.  Lender is authorized, at its sole and absolute option, to commence, appear in and prosecute, in its own or Borrower’s name, any action or proceeding relating to any Condemnation or Casualty, and to make proof of loss for and to settle or compromise any Claim in connection therewith.  In such case, Lender shall have the right to receive all Condemnation Awards and Insurance Proceeds, and may deduct therefrom all of its Expenses.  However, so long as no Event of Default has occurred and Borrower is diligently pursuing its rights and remedies with respect to a Claim, Lender will obtain Borrower’s written consent (which consent shall not be unreasonably withheld or delayed) before making proof of loss for or settling or compromising such Claim.  Borrower agrees to diligently assert its rights and remedies with respect to each Claim and to promptly pursue the settlement and compromise of each Claim subject to Lender’s approval, which approval shall not be unreasonably withheld or delayed.  If, prior to the receipt by Lender of any Condemnation Award or Insurance Proceeds, the Property shall have been sold pursuant to the provisions of the Mortgage, Lender shall have the right to receive such funds (a) to the extent of any deficiency found to be due upon such sale with interest thereon (whether or not a deficiency judgment on the Mortgage shall have been sought or recovered or denied), and (b) to the extent necessary to reimburse Lender for its Expenses.  If any Condemnation Awards or Insurance Proceeds are paid to Borrower, Borrower shall receive the same in trust for Lender.  Within ten (10) days after Borrower’s receipt of any Condemnation Awards or Insurance Proceeds, Borrower shall deliver such awards or proceeds to Lender in the form in which they were received, together with any endorsements or documents that may be necessary to effectively negotiate or transfer the same to Lender.  Borrower agrees to execute and deliver from time to time, upon the request of Lender, such further instruments or documents as may be requested by Lender to confirm the grant and assignment to Lender of any Condemnation Awards or Insurance Proceeds.

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Section 4.6

Utilization of Net Proceeds.

(a)

Net Proceeds must be utilized either for payment of the Obligations or for the restoration of the Property.  Net Proceeds may be utilized for the restoration of the Property only if no Event of Default shall exist and only if in the reasonable judgment of Lender (i) there has been no material adverse change in the financial viability of the Improvements, (ii) the Net Proceeds, together with other funds deposited with Lender for that purpose, are sufficient to pay the cost of the restoration pursuant to a budget and plans and specifications approved by Lender, and (iii) the restoration can be completed prior to the final maturity of the Loan and prior to the date required by any permanent loan commitment or any purchase and sale agreement or by any Lease.  Otherwise, Net Proceeds shall be utilized for payment of the Obligations.

(b)

If Net Proceeds are to be utilized for the restoration of the Property, the Net Proceeds, together with any other funds deposited with Lender for that purpose, must be deposited in a Borrower’s Deposit Account, which shall be an interest-bearing account, with all accrued interest to become part of Borrower’s deposit.  Borrower agrees that it shall include all interest and earnings on any such deposit as its income (and, if Borrower is a partnership or other pass-through entity, the income of its partners, members or beneficiaries, as the case may be), and shall be the owner of all funds on deposit in the Borrower’s Deposit Account for federal and applicable state and local tax purposes.  Lender shall have the exclusive right to manage and control all funds in the Borrower’s Deposit Account, but Lender shall have no fiduciary duty with respect to such funds.  Lender will advance the deposited funds from time to time to Borrower for the payment of costs of restoration of the Property upon presentation of evidence acceptable to Lender that such restoration has been completed satisfactorily and lien-free and in compliance with Law.  Any account fees and charges may be deducted from the balance, if any, in the Borrower’s Deposit Account.  Borrower grants to Lender a security interest in the Borrower’s Deposit Account and all funds hereafter deposited to such deposit account, and any proceeds thereof, as security for the Obligations.  Such security interest shall be governed by the Uniform Commercial Code of the State, and Lender shall have available to it all of the rights and remedies available to a secured party thereunder.  The Borrower’s Deposit Account may be established and held in such name or names as Lender shall deem appropriate, including in the name of Lender.  Borrower hereby constitutes and appoints Lender and any officer or agent of Lender its true and lawful attorneys-in-fact with full power of substitution to open the Borrower’s Deposit Account and to do any and every act that Borrower might do on its own behalf to fulfill the terms of this Section 4.6.  To the extent permitted by Law, Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  It is understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked.

Section 4.7

Management.

Borrower at all times shall provide for the competent and responsible management and operation of the Property.  At all times, Borrower shall cause the Property to be managed by an Approved Manager.  All management contracts affecting the Property shall be terminable upon not greater than sixty (60) days’ written notice without penalty or charge (except for unpaid accrued management fees).  Notwithstanding the foregoing, management contracts shall also be terminable by Lender on the terms and conditions set forth in any Assignment and Subordination of Management Agreement or similar agreement among Borrower, the manager and Lender that is applicable thereto.  All management contracts must be approved in writing by Lender prior to the execution of the same.

Section 4.8

Books and Records; Financial Statements; Tax Returns.

Borrower shall provide or cause to be provided to Lender all of the following:

(a)

Financial Statements of Borrower (i) for each fiscal year of such reporting party, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year and (ii) for each fiscal quarter of such reporting party, as soon as reasonably practicable and in any event within sixty (60) days after the close of each fiscal quarter.

(b)

For Corporate Guarantor: (i) not later than the earlier of (A) ten (10) days following the date Corporate Guarantor is required by the SEC to deliver its Form 10-K for each fiscal year of Corporate Guarantor and (B) one hundred twenty (120) days following the end of each fiscal year of Corporate Guarantor, a copy of Corporate Guarantor’s 10-K for such fiscal year; and (ii) not later than the earlier of (A) ten (10) days following the date Corporate Guarantor is required by the SEC to deliver its Form 10-Q for each fiscal quarter of Corporate Guarantor and (B) sixty (60) days following the end of each fiscal quarter of Corporate Guarantor, a copy of Corporate Guarantor’s 10-Q for such fiscal quarter.

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(c)

[intentionally omitted].

(d)

For each calendar quarter (and for the fiscal year through the end of that calendar quarter): (i) property operating statements which include all income and expenses in connection with the Property, (ii) rent rolls, and (iii) a current leasing status report (including tenants’ names, occupied tenant space, lease terms, rents, vacant space and proposed rents), as soon as reasonably practicable but in any event within sixty (60) days after the end of each such quarter, certified in writing as true and correct by a representative of Borrower satisfactory to Lender.  Items provided under this Section shall be in form and detail satisfactory to Lender.

(e)

[intentionally omitted].

(f)

From time to time promptly after Lender’s request, such additional information, reports and statements respecting the Property and the Improvements, or the business operations and financial condition of each reporting party, as Lender may reasonably request.

Borrower will keep and maintain full and accurate books and records administered in accordance with sound accounting principles, consistently applied, showing in detail the earnings and expenses of the Property and the operation thereof.  All Financial Statements shall be in form and detail satisfactory to Lender and shall contain or be attached to the signed and dated written certification of the reporting party in form specified by Lender to certify that the Financial Statements are furnished to Lender in connection with the extension of credit by Lender and constitute a true and correct statement of the reporting party’s financial position.  All certifications and signatures on behalf of corporations, partnerships, limited liability companies or other entities shall be by a representative of the reporting party satisfactory to Lender.  All Financial Statements for a reporting party who is an individual shall be on Lender’s then-current personal financial statement form or in another form satisfactory to Lender.  All fiscal year-end Financial Statements of the Borrower may be prepared by the Borrower.  All fiscal year-end Financial Statements of each other reporting party may be prepared by the reporting party.  All year-end Financial Statements shall include a minimum of a balance sheet and income statement and, with respect to the Guarantors, a property schedule and statement of cash flows (in a form as furnished by Corporate Guarantor under its line of credit existing as of the date hereof).  All quarterly Financial Statements of the Borrower may be prepared by the Borrower and shall include a minimum of a balance sheet and income statement.  Borrower shall provide, upon Lender’s request, convenient facilities for the audit and verification of any such statement.  Additionally, Borrower will provide Lender at Borrower’s expense with all evidence that Lender may from time to time reasonably request as to compliance with all provisions of the Loan Documents.  Borrower shall promptly notify Lender of any event or condition that could reasonably be expected to have a material adverse change in the financial condition of Borrower, of Corporate Guarantor (if known by Borrower), or of the Improvements generally.

Section 4.9

Estoppel Certificates.

Within ten (10) days after any request by Lender or a proposed assignee or purchaser of the Loan or any interest therein, Borrower shall certify in writing to Lender, or to such proposed assignee or purchaser, the then unpaid balance of the Loan and whether Borrower claims any right of defense or setoff to the payment or performance of any of the Obligations, and if Borrower claims any such right of defense or setoff, Borrower shall give a detailed written description of such claimed right, whether or not the Borrower is in default under the Loan Documents, and such other matters as Lender may reasonably require.

Section 4.10

Taxes; Tax Receipts.

Borrower shall pay and discharge all Taxes prior to the date on which penalties are attached thereto unless and to the extent only that such Taxes are contested in accordance with the terms of the Mortgage.  If Borrower fails, following demand, to provide Lender the tax receipts required under the Mortgage, without limiting any other remedies available to Lender, Lender may, at Borrower’s sole expense, obtain and enter into a tax services contract with respect to the Property with a tax reporting agency satisfactory to Lender.

Section 4.11

Lender’s Rights to Pay and Perform.

If, after any required notice, Borrower fails to promptly pay or perform any of the Obligations within any applicable grace or cure periods, Lender, without Notice to or demand upon Borrower, and without waiving or releasing any Obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower.  Lender may enter upon the Property for that purpose and take all action thereon as Lender considers necessary or appropriate.

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Section 4.12

Reimbursement; Interest.

If Lender shall incur any Expenses or pay any Claims by reason of the Loan or the rights and remedies provided under the Loan Documents (regardless of whether or not any of the Loan Documents expressly provide for an indemnification by Borrower against such Claims), Lender’s payment of such Expenses and Claims shall constitute advances to Borrower which shall be paid by Borrower to Lender on demand, together with interest thereon from the date incurred until paid in full at the rate of interest then applicable to the Loan under the terms of the Note.  Each advance shall be secured by the Mortgage and the other Loan Documents as fully as if made to Borrower, regardless of the disposition thereof by the party or parties to whom such advance is made.  Notwithstanding the foregoing, however, in any action or proceeding to foreclose the Mortgage or to recover or collect the Obligations, the provisions of Law governing the recovery of costs, disbursements and allowances shall prevail unaffected by this Section.

Section 4.13

Notification by Borrower.

Borrower will promptly give Notice to Lender of the occurrence of any Default or Event of Default hereunder or under any of the other Loan Documents.  Borrower will also promptly give Notice to Lender of any claim of a default by Borrower, or any claim by Borrower of a default by any other party, under any property management contract or any Lease.

Section 4.14

Indemnification by Borrower.

Borrower agrees to indemnify Lender and to hold Lender harmless from and against, and to defend Lender by counsel reasonably approved by Lender against, any and all Claims directly or indirectly arising out of or resulting from any transaction, act, omission, event or circumstance in any way connected with the Property or the Loan, including any Claim arising out of or resulting from (a) any construction activity at the Property, including any defective workmanship or materials; (b) any failure by Borrower to comply with the requirements of any Laws or to comply with any agreement that applies or pertains to the Property, including any agreement with a broker or “finder” in connection with the Loan or other financing of the Property; (c) any failure by Borrower to observe and perform any of the obligations imposed upon the landlord under the Leases; (d) any other Default or Event of Default hereunder or under any of the other Loan Documents; or (e) any assertion or allegation that Lender is liable for any act or omission of Borrower or any other Person in connection with the ownership, financing, leasing, operation or sale of the Property; provided, however, that Borrower shall not be obligated to indemnify Lender with respect to any Claim arising solely from the gross negligence or willful misconduct of Lender.  The agreements and indemnifications contained in this Section shall apply to Claims arising both before and after the repayment of the Loan and shall survive the repayment of the Loan, any foreclosure or deed, assignment or conveyance in lieu thereof and any other action by Lender to enforce the rights and remedies of Lender hereunder or under the other Loan Documents.

Section 4.15

Fees and Expenses.

Within five (5) days after Lender gives Borrower any written notice of same, Borrower shall pay all fees, charges, costs and expenses required to satisfy the conditions of the Loan Documents.  Without limitation of the foregoing, Borrower will pay, when due, and if paid by Lender will reimburse Lender on demand for, all fees and expenses of any construction consultant (if any), the title insurer, environmental engineers, appraisers, surveyors and Lender’s counsel in connection with the closing, administration, modification or any “workout” of the Loan, or the enforcement of Lender’s rights and remedies under any of the Loan Documents.

Section 4.16

Appraisals.

Lender may obtain from time to time an appraisal of all or any part of the Property, prepared in accordance with written instructions from Lender, from a third-party appraiser satisfactory to, and engaged directly by, Lender.  The cost of one such appraisal, including any costs for internal review thereof, obtained by Lender in each calendar year and the cost of each such appraisal obtained by Lender following the occurrence of an Event of Default shall by borne by Borrower and shall be paid by Borrower on demand.

Section 4.17

Leasing and Tenant Matters.

Borrower shall comply with the terms and conditions of Schedule 3 in connection with the leasing of space within the Improvements.  In addition, Borrower shall deposit with Lender on the date of Borrower’s receipt thereof any and all termination fees

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or other similar funds paid by tenant in connection with any tenant’s election to exercise an early termination option contained in its respective Lease or otherwise at the Property (the “Termination Fee Deposit”).  Lender shall (a) make the Termination Fee Deposit available to Borrower to the extent required to pay retenanting charges for the subject premises, including, without limitation, tenant improvement costs and leasing commissions, incurred pursuant to or with respect to a new Lease or Leases of the subject premises that have been approved or deemed approved by Lender pursuant to Schedule 3 or (b) have the right (in its sole and absolute discretion), to the extent any amount of the Termination Fee Deposit is not applied pursuant to clause (a) above within sixty (60) days or upon the occurrence of any Event of Default during such sixty (60) day period, to apply the Termination Fee Deposit to repay a portion of the outstanding principal balance of the Loan in accordance with the prepayment provisions of the Note.

Section 4.18

Preservation of Rights.

Borrower shall obtain, preserve and maintain in good standing, as applicable, all rights, privileges and franchises necessary or desirable for the operation of the Property and the conduct of Borrower’s business thereon or therefrom.

Section 4.19

Income from Property.

Borrower shall first apply all income derived from the Property, including all income from Leases, to pay costs and expenses associated with the ownership, maintenance, operation and leasing of the Property, including all amounts then required to be paid under the Loan Documents, before using or applying such income for any other purpose.  No such income shall be distributed or paid to any member, partner, shareholder or, if Borrower is a trust, to any beneficiary or trustee, unless and until all such costs and expenses which are then due shall have been paid in full.

Section 4.20

Representations and Warranties.

Borrower shall take all actions and shall do all things necessary or desirable to cause all of Borrower’s representations and warranties in this Agreement to be true and correct at all times.

Section 4.21

Intentionally Omitted.

Section 4.22

Tax and Insurance Reserve Deposits.

If required by Lender after the occurrence of an Event of Default, Borrower shall make monthly payments in an amount estimated by Lender to pay installments of real property Taxes and insurance premiums for insurance required to be maintained by Borrower under the Loan Documents, pursuant to the terms and conditions of Schedule 4.

Section 4.23

Swap Contracts.

Borrower shall, at all times during the term hereof, cause at least fifty percent (50.0%) of the Loan Amount to be subject to one or more, including forward-starting contracts as approved by Lender, Swap Contracts hedging Borrower’s exposure to interest rate fluctuations on terms and conditions reasonably acceptable to Lender.  Such Swap Contracts (and all other Swap Contracts related to the Loan) shall comply with all of the terms and conditions of Schedule 5.

Section 4.24

Financial Covenants.

Borrower shall comply with the terms and conditions of Schedule 6 with respect to financial covenants as described therein.

Section 4.25

Additional Costs.

The Borrower will pay the Lender, within five (5) days of written demand for same, for the Lender’s costs or losses arising from any Change in Law which are allocated to this Agreement or any credit outstanding under this Agreement.  The allocation will be made as determined by the Lender, using any reasonable method.  The costs include, without limitation, the following:

(a)

any reserve or deposit requirements (excluding any reserve requirement already reflected in the calculation of the interest rate in this Agreement); and

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(b)

any capital requirements relating to the Lender’s assets and commitments for credit.

Article V
Negative Covenants.

Borrower covenants as of the date hereof and until such time as all Obligations shall be paid and performed in full, that:

Section 5.1

Conditional Sales.

Borrower shall not incorporate in the Improvements any property acquired under a conditional sales contract or lease or as to which the vendor retains title or a security interest, without the prior written consent of Lender.

Section 5.2

Insurance Policies and Bonds.

Borrower shall not do or permit to be done anything that would affect the coverage or indemnities provided for pursuant to the provisions of any insurance policy, performance bond, labor and material payment bond or any other bond given in connection with any construction at the Property, including any construction of tenant improvements.

Section 5.3

Commingling.

Borrower shall not commingle the funds and other assets of Borrower with those of any Affiliate or any other Person, except for custodial management account(s) related to the Property.

Section 5.4

Additional Debt.

Borrower shall not incur or otherwise be or become liable with respect to any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (a) the Loan and (b) advances or trade debt or accrued expenses incurred in the ordinary course of business of operating the Property.  No other debt may be secured by the Property, whether senior, subordinate or pari passu.

Article VI
Events of Default.

The occurrence or happening, from time to time, of any one or more of the following shall constitute an Event of Default under this Agreement:

Section 6.1

Payment Default.

Borrower fails to pay any Obligation under this Agreement when due, whether on the scheduled due date or upon acceleration, maturity or otherwise.

Section 6.2

Default Under Other Loan Documents.

An Event of Default (as defined therein) occurs under the Note or the Mortgage or any other Loan Document, or Borrower or Corporate Guarantor fails to promptly pay, perform, observe or comply with any term, obligation or agreement contained in any of the Loan Documents (within any applicable grace or cure period).

Section 6.3

Accuracy of Information; Representations and Warranties.

Any information contained in any financial statement, schedule, report or any other document delivered by Borrower, Guarantor or any other Person to Lender in connection with the Loan proves at any time not to be in all material respects true and accurate, or Borrower, Guarantor or any other Person shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained in this Agreement or in any other Loan Document or other

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document, certificate or opinion delivered to Lender in connection with the Loan, proves at any time to be incorrect or misleading in any material respect either on the date when made or on the date when reaffirmed pursuant to the terms of this Agreement.

Section 6.4

Deposits.

Borrower fails to deposit funds with Lender, in the amount requested by Lender, pursuant to the provisions of Section 4.6, within ten (10) days from the effective date of a Notice from Lender requesting such deposit, or Borrower fails to deliver to Lender any Condemnation Awards or Insurance Proceeds within ten (10) days after Borrower’s receipt thereof.

Section 6.5

Insurance Obligations.

Borrower fails to promptly perform or comply with any of the covenants contained in the Loan Documents with respect to maintaining insurance, including the covenants contained in Section 4.4.

Section 6.6

Other Obligations.

Borrower fails to promptly perform or comply with any of the Obligations set forth in this Agreement (other than those expressly described in other Sections of this Article VI), and such failure continues uncured for a period of thirty (30) days after Notice from Lender to Borrower, unless (a) such failure, by its nature, is not capable of being cured within such period, and (b) within such period, Borrower commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (c) Borrower causes such failure to be cured no later than ninety (90) days after the date of such Notice from Lender.

Section 6.7

Damage to Improvements.

The Improvements are substantially damaged or destroyed by fire or other casualty and Lender determines that the Improvements cannot be restored in accordance with the terms and provisions of this Agreement and the Mortgage.

Section 6.8

Lapse of Permits or Approvals.

Any permit, license, certificate or approval that Borrower is required to obtain with respect to any construction activities at the Property or the operation, leasing or maintenance of the Improvements or the Property lapses or ceases to be in full force and effect.

Section 6.9

Mechanic’s Lien.

A lien for the performance of work or the supply of materials filed against the Property, or any stop notice served on Borrower, any contractor of Borrower, or Lender, remains unsatisfied or unbonded for a period of thirty (30) days after the date of filing or service.

Section 6.10

Bankruptcy.

Borrower or Corporate Guarantor files a bankruptcy petition or makes a general assignment for the benefit of creditors, or a bankruptcy petition is filed against Borrower or Corporate Guarantor and such involuntary bankruptcy petition continues undismissed for a period of sixty (60) days after the filing thereof.

Section 6.11

Appointment of Receiver, Trustee, Liquidator.

Borrower or Corporate Guarantor applies for or consents in writing to the appointment of a receiver, trustee or liquidator of Borrower, Corporate Guarantor, the Property, or all or substantially all of the other assets of Borrower or Corporate Guarantor, or an order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor appointing a receiver, trustee or liquidator of Borrower, Corporate Guarantor, the Property, or all or substantially all of the other assets of Borrower or Corporate Guarantor.

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Section 6.12

Inability to Pay Debts.

Borrower or Corporate Guarantor becomes unable or admits in writing its inability or fails generally to pay its debts as they become due.

Section 6.13

Judgment.

A final nonappealable judgment for the payment of money is entered against Borrower or Corporate Guarantor, and Borrower or Corporate Guarantor fails to discharge the same, or fails to cause it to be discharged or bonded off to Lender’s satisfaction, within thirty (30) days from the date of the entry of such judgment.

Section 6.14

Dissolution; Change in Business Status.

Unless the written consent of Lender is previously obtained, all or substantially all of the business assets of Borrower or Corporate Guarantor are sold, Borrower or Corporate Guarantor is dissolved, or there occurs any change in the form of business entity through which Borrower or Corporate Guarantor presently conducts its business or any merger or consolidation involving Borrower or Corporate Guarantor.

Section 6.15

Default Under Other Indebtedness.

Borrower fails to pay any indebtedness (other than the Loan) owed by Borrower to Lender when and as due and payable (whether by acceleration or otherwise).

Section 6.16

Change in Controlling Interest.

Without the prior written consent of Lender (which consent may be conditioned, among other matters, on the issuance of a satisfactory endorsement to the title insurance policy insuring Lender’s interest under the Mortgage), the controlling interest in Borrower (both with respect to day to day activities of the Borrower and voting control of the Borrower) ceases to be owned by Corporate Guarantor or Corporate Guarantor ceases to own (directly or indirectly) a majority of the equity interests in Borrower.

Section 6.17

Removal of Impairment Documents.

Borrower fails to, within ninety (90) days of the date hereof, cause the Impairment Documents (as defined in the Guaranty) to be terminated by all parties thereto in all respects as and to the extent relating to any portion of the Property; provided, however, that such period may be extended by an additional period of up to one hundred twenty (120) days (for a total of up to two hundred ten (210) days) to the extent that, on or prior to the end of the initial ninety (90) day period referenced above, Borrower posts $10,000,000.00 of cash collateral (the “Impairment Cash Collateral”) with Lender as additional security for the Obligations on terms and conditions and pursuant to documentation acceptable to Lender in its discretion; provided, further, that to the extent Borrower, after posting such Impairment Cash Collateral (i) does not cure such condition within the full two hundred ten (210) day period, it shall constitute an immediate Event of Default hereunder and Lender shall have the right, in its discretion, to apply such funds to the outstanding Obligations (whether or not then due and payable); or (ii) subsequently cures such condition prior to the running of the full two hundred ten (210) day period provided for herein and no other Event of Default is then-continuing, Lender shall release the Impairment Cash Collateral to Borrower.

Section 6.18

Material Adverse Change.

In the reasonable opinion of Lender, the prospect of payment or performance of all or any part of the Obligations has been impaired because of a material adverse change in the financial condition, results of operations, business or properties of Borrower, Corporate Guarantor or any other Person liable for the payment or performance of any of the Obligations.

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Article VII
Remedies on Default.

Section 7.1

Remedies on Default.

Upon the happening of any Event of Default, Lender shall have the right, in addition to any other rights or remedies available to Lender under the Mortgage or any of the other Loan Documents or under applicable Law, to exercise any one or more of the following rights and remedies:

(a)

Lender may accelerate all of Borrower’s Obligations under the Loan Documents whereupon such Obligations shall become immediately due and payable, without notice of default, acceleration or intention to accelerate, presentment or demand for payment, protest or notice of nonpayment or dishonor, or notices or demands of any kind or character (all of which are hereby waived by Borrower).

(b)

Lender may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property.

(c)

Lender may set off the amounts due Lender under the Loan Documents, whether or not matured and regardless of the adequacy of any other collateral securing the Loan, against any and all accounts, credits, money, securities or other property of Borrower now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower.  This provision shall exclude and not apply to accounts of any Approved Manager (other than Borrower) and Guarantor.

(d)

Lender may enter into possession of the Property and perform any and all work and labor necessary to complete any construction at the Property, including any construction of tenant improvements, and to employ watchmen to protect the Property and the Improvements.  All sums expended by Lender for such purposes shall be deemed to have been advanced to Borrower under the Note and shall be secured by the Mortgage.  For this purpose, Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution, which power is coupled with an interest, to complete the work in the name of Borrower, and hereby empowers said attorney or attorneys, in the name of Borrower or Lender:

(i)

To use any funds of Borrower including any balance which may be held by Lender and any funds (if any) which may remain unadvanced hereunder for the purpose of completing any construction, including any construction of tenant improvements, whether or not in the manner called for in the applicable plans and specifications; this provision shall exclude and not apply to accounts of any Approved Manager (other than Borrower) and Guarantor;

(ii)

To make such additions and changes and corrections to any plans and specifications as shall be necessary or desirable in the judgment of Lender to complete any construction, including any construction of tenant improvements;

(iii)

To employ such contractors, subcontractors, agents, architects and inspectors as shall be necessary or desirable for said purpose;

(iv)

To pay, settle or compromise all existing bills and claims which are or may be liens against the Property, or may be necessary or desirable for the completion of the work or the clearance of title to the Property;

(v)

To execute all applications and certificates which may be required in the name of Borrower;

(vi)

To enter into, enforce, modify or cancel Leases and to fix or modify Rents on such terms as Lender may consider proper;

(vii)

To file for record, at Borrower’s cost and expense and in Borrower’s name, any notices of completion, notices of cessation of labor, or any other notices that Lender in its sole and absolute discretion may consider necessary or desirable to protect its security; and

(viii)

To do any and every act with respect to any such construction which Borrower may do in its own behalf.

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It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked.  Said attorney-in-fact shall also have the power to prosecute and defend all actions or proceedings in connection with any construction at the Property, including any construction of tenant improvements, and to take such actions and to require such performance as Lender may deem necessary.

Section 7.2

No Release or Waiver; Remedies Cumulative and Concurrent.

Borrower shall not be relieved of any Obligation by reason of the failure of Lender to comply with any request of Borrower or of any other Person to take action to foreclose on the Property under the Mortgage or otherwise to enforce any provision of the Loan Documents, or by reason of the release, regardless of consideration, of all or any part of the Property.  No delay or omission of Lender to exercise any right, power or remedy accruing upon the happening of an Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or any acquiescence therein.  No delay or omission on the part of Lender to exercise any option for acceleration of the maturity of the Obligations, or for foreclosure of the Mortgage following any Event of Default as aforesaid, or any other option granted to Lender hereunder in any one or more instances, or the acceptance by Lender of any partial payment on account of the Obligations shall constitute a waiver of any such Event of Default and each such option shall remain continuously in full force and effect.  No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedies provided for in the Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Loan Documents, or now or hereafter existing at Law or in equity or by statute.  Every right, power and remedy given by the Loan Documents to Lender shall be concurrent and may be pursued separately, successively or together against Borrower or the Property or any part thereof, and every right, power and remedy given by the Loan Documents may be exercised from time to time as often as may be deemed expedient by Lender.

Article VIII
Miscellaneous.

Section 8.1

Further Assurances; Authorization to File Documents; No Merger.

At any time, and from time to time, upon request by Lender, Borrower will, at Borrower’s expense, (a) correct any defect, error or omission which may be discovered in the form or content of any of the Loan Documents, and (b) make, execute, deliver and record, or cause to be made, executed, delivered and recorded, any and all further instruments, certificates and other documents as may, in the opinion of Lender, be necessary or desirable in order to complete, perfect or continue and preserve the lien of the Mortgage.  Upon any failure by Borrower to do so, Lender may make, execute and record any and all such instruments, certificates and other documents for and in the name of Borrower, all at the sole expense of Borrower, and Borrower hereby appoints Lender the agent and attorney-in-fact of Borrower to do so, this appointment being coupled with an interest and being irrevocable.  Without limitation of the foregoing, Borrower irrevocably authorizes Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements deemed necessary or desirable by Lender to establish or maintain the validity, perfection and priority of the security interests granted in the Mortgage, and Borrower ratifies any such filings made by Lender prior to the date hereof.  In addition, at any time, and from time to time, upon request by Lender, Borrower will, at Borrower’s expense, provide any and all further instruments, certificates and other documents as may, in the opinion of Lender, be necessary or desirable in order to verify the Borrower’s identity and background in a manner satisfactory to Lender.

As a material inducement to the Lender to enter into this Agreement, the Borrower acknowledges and agrees that each of its Indemnification Agreements (as that term is defined below) (i) is a continuing, separate agreement that shall survive the termination of this Agreement, the other Loan Documents and the payment and performance of all of the other Obligations and (ii) shall not be merged with any judgment or judgments with respect to the Obligations.  The term “Indemnification Agreements” means the collective reference to each provision of this Agreement or any of the Loan Documents for indemnification of the Lender, its parent, Affiliates and/or their respective officers, directors, shareholders, employees, attorneys, other professionals, and agents and to each of the agreements of the Borrower to pay or reimburse the Lender for costs and expenses (including, without limitation, attorneys’ fees) of collection or otherwise.

Section 8.2

No Warranty by Lender.

By accepting or approving anything required to be observed, performed or fulfilled by Borrower or to be given to Lender pursuant to this Agreement, including any certificate, Survey, receipt, appraisal or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition

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thereof and any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Lender.

Section 8.3

Standard of Conduct of Lender.

Nothing contained in this Agreement or any other Loan Document shall limit the right of Lender to exercise its business judgment or to act, in the context of the granting or withholding of any advance or consent under this Agreement or any other Loan Document, in a subjective manner, whether or not objectively reasonable under the circumstances, so long as Lender’s exercise of its business judgment or action is made or undertaken in good faith.  Borrower and Lender intend by the foregoing to set forth and affirm their entire understanding with respect to the standard pursuant to which Lender’s duties and obligations are to be judged and the parameters within which Lender’s discretion may be exercised hereunder and under the other Loan Documents.  As used herein, “good faith” means honesty in fact in the conduct and transaction concerned.

Section 8.4

No Partnership.

Nothing contained in this Agreement shall be construed in a manner to create any relationship between Borrower and Lender other than the relationship of borrower and lender and Borrower and Lender shall not be considered partners or co-venturers for any purpose on account of this Agreement.

Section 8.5

Severability.

In the event any one or more of the provisions of this Agreement or any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any other respect, or in the event any one or more of the provisions of any of the Loan Documents operates or would prospectively operate to invalidate this Agreement or any of the other Loan Documents, then and in either of those events, at the option of Lender, such provision or provisions only shall be deemed null and void and shall not affect the validity of the remaining Obligations, and the remaining provisions of the Loan Documents shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

Section 8.6

Notices.

All Notices required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service or by certified United States mail, postage prepaid, addressed to the party to whom directed at the applicable address set forth below (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile.  Any Notice shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided that service of a Notice required by any applicable statute shall be considered complete when the requirements of that statute are met.  Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in any other Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.

The address and fax number of Borrower are:

Inland Diversified White Plains City Center, L.L.C.

c/o Inland Diversified Real Estate Trust, Inc.

2901 Butterfield Road

Oak Brook, IL 60523

Attn: Mr. Barry Lazarus, President

Fax: (630) 218-4957

E-mail Address:  blazarus@inlandgroup.com

With a copy to:

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Charles J. Benvenuto, P.C.

2901 Butterfield Road

Oak Brook, Illinois 60523

630-571-2331 (office)

630-346-9412 (cell)

The address of Lender is:

Bank of America, N.A.

Commercial Real Estate Banking

100 North Tryon Street

NC1-007-11-15

Charlotte, NC  28255

(Attn: Real Estate Loan Administration)

With a copy to:

Keith A. Mrochek

Nexsen Pruet, LLC

The Carillon Building

227 West Trade Street, Suite 1550

Charlotte, North Carolina, 28202

KMrochek@nexsenpruet.com

Section 8.7

Permitted Successors and Assigns; Disclosure of Information.

(a)

Each and every one of the covenants, terms, provisions and conditions of this Agreement and the Loan Documents shall apply to, bind and inure to the benefit of Borrower, its successors and those assigns of Borrower consented to in writing by Lender, and shall apply to, bind and inure to the benefit of Lender and the endorsees, transferees, successors and assigns of Lender, and all Persons claiming under or through any of them.

(b)

Borrower agrees not to transfer, assign, pledge or hypothecate any right or interest in any payment or advance due pursuant to this Agreement, or any of the other benefits of this Agreement, without the prior written consent of Lender, which consent may be withheld by Lender in its sole and absolute discretion.  Any such transfer, assignment, pledge or hypothecation made or attempted by Borrower without the prior written consent of Lender shall be void and of no effect.  No consent by Lender to an assignment shall be deemed to be a waiver of the requirement of prior written consent by Lender with respect to each and every further assignment and as a condition precedent to the effectiveness of such assignment.

(c)

Lender may sell or offer to sell the Loan or interests therein to one or more assignees or participants.  Borrower shall execute, acknowledge and deliver any and all instruments reasonably requested by Lender in connection therewith, and to the extent, if any, specified in any such assignment or participation, such assignee(s) or participant(s) shall have the same rights and benefits with respect to the Loan Documents as such Person(s) would have if such Person(s) were Lender hereunder.  Lender may disseminate any information it now has or hereafter obtains pertaining to the Loan, including any security for the Loan, any credit or other information on the Property (including environmental reports and assessments), Borrower, any of Borrower’s principals or Guarantor, to any actual or prospective assignee or participant, to Lender’s Affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, to any regulatory body having jurisdiction over Lender, to any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and the Loan, or to any other party as necessary or appropriate in Lender’s reasonable judgment.

Section 8.8

Modification; Waiver.

None of the terms or provisions of this Agreement may be changed, waived, modified, discharged or terminated except by instrument in writing executed by the party or parties against whom enforcement of the change, waiver, modification, discharge or

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termination is asserted.  None of the terms or provisions of this Agreement shall be deemed to have been abrogated or waived by reason of any failure or failures to enforce the same.

Section 8.9

Third Parties; Benefit.

All conditions to the obligation of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other Persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time in the sole and absolute exercise of its discretion.  The terms and provisions of this Agreement are for the benefit of the parties hereto and, except as herein specifically provided, no other Person shall have any right or cause of action on account thereof.

Section 8.10

Rules of Construction.

The words “hereof,” “herein,” “hereunder,” “hereto,” and other words of similar import refer to this Agreement in its entirety.  The terms “agree” and “agreements” mean and include “covenant” and “covenants.”  The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”  The captions and headings contained in this Agreement are included herein for convenience of reference only and shall not be considered a part hereof and are not in any way intended to define, limit or enlarge the terms hereof.  All references (a) made in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) made in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, (c) to the Loan Documents are to the same as extended, amended, restated, supplemented or otherwise modified from time to time unless expressly indicated otherwise, (d) to the Land, the Improvements or the Property shall mean all or any portion of each of the foregoing, respectively, and (e) to Articles, Sections and Schedules are to the respective Articles, Sections and Schedules contained in this Agreement unless expressly indicated otherwise.

Section 8.11

Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

Section 8.12

Signs; Publicity.

Borrower expressly authorizes Lender to prepare and to furnish to the news media for publication from time to time news releases with respect to the Property, specifically to include releases detailing Lender’s involvement with the financing of the Property.

Section 8.13

Governing Law.

This Agreement shall be governed by and construed, interpreted and enforced in accordance with the Laws of the State.

Section 8.14

Time of Essence.

Time shall be of the essence for each and every provision of this Agreement of which time is an element.

Section 8.15

Electronic Transmission of Data.

Lender and Borrower agree that certain data related to the Loan (including confidential information, documents, applications and reports) may be transmitted electronically, including transmission over the Internet.  This data may be transmitted to, received from or circulated among agents and representatives of Borrower and/or Lender and their Affiliates and other Persons involved with the subject matter of this Agreement.  Borrower acknowledges and agrees that (a) there are risks associated with the use of electronic transmission and that Lender does not control the method of transmittal or service providers, (b) Lender has no obligation or responsibility whatsoever and assumes no duty or obligation for the security, receipt or third party interception of any such transmission, and (c) Borrower will release, hold harmless and indemnify Lender from any claim, damage or loss, including that

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arising in whole or part from Lender’s strict liability or sole, comparative or contributory negligence, which is related to the electronic transmission of data.

Section 8.16

Dispute Resolution.

(a)

Arbitration.  Except to the extent expressly provided below, any Dispute shall, upon the request of either party, be determined by binding arbitration in accordance with the Federal Arbitration Act, Title 9, United States Code (or if not applicable, the applicable state Law), the then-current rules for arbitration of financial services disputes of AAA and the “Special Rules” set forth below.  In the event of any inconsistency, the Special Rules shall control.  The filing of a court action is not intended to constitute a waiver of the right of Borrower or Lender, including the suing party, thereafter to require submittal of the Dispute to arbitration.  Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any Dispute in any court having jurisdiction over such action.  For the purposes of this Dispute Resolution Section only, the terms “party” and “parties” shall include any parent corporation, subsidiary or Affiliate of Lender involved in the servicing, management or administration of any obligation described in or evidenced by this Agreement, together with the officers, employees, successors and assigns of each of the foregoing.

(b)

Special Rules.

(i)

The arbitration shall be conducted in any U.S. state where real or tangible personal property collateral is located, or if there is no such collateral, in the city and county where Lender is located pursuant to its address for notice purposes in this Agreement.

(ii)

The arbitration shall be administered by AAA, who will appoint an arbitrator.  If AAA is unwilling or unable to administer the arbitration, or if AAA is unwilling or unable to enforce or legally precluded from administering or enforcing any and all provisions of this Dispute Resolution Section, then any party to this Agreement may substitute another arbitration organization that has similar procedures to AAA and that will observe and enforce any and all provisions of this Dispute Resolution Section.  All Disputes shall be determined by one arbitrator; however, if the amount in controversy in a Dispute exceeds Five Million Dollars ($5,000,000), upon the request of any party, the Dispute shall be decided by three arbitrators (for purposes of this Agreement, referred to collectively as the “arbitrator”).

(iii)

All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration and completed within ninety (90) days from the date of commencement; provided, however, that upon a showing of good cause, the arbitrator shall be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

(iv)

The judgment and the award, if any, of the arbitrator shall be issued within thirty (30) days of the close of the hearing.  The arbitrator shall provide a concise written statement setting forth the reasons for the judgment and for the award, if any.  The arbitration award, if any, may be submitted to any court having jurisdiction to be confirmed and enforced, and such confirmation and enforcement shall not be subject to arbitration.

(v)

The arbitrator will give effect to statutes of limitations and any waivers thereof in determining the disposition of any Dispute and may dismiss one or more claims in the arbitration on the basis that such claim or claims is or are barred.  For purposes of the application of the statute of limitations, the service on AAA under applicable AAA rules of a notice of Dispute is the equivalent of the filing of a lawsuit.

(vi)

Any dispute concerning this arbitration provision, including any such dispute as to the validity or enforceability of this provision, or whether a Dispute is arbitrable, shall be determined by the arbitrator; provided, however, that the arbitrator shall not be permitted to vary the express provisions of these Special Rules or the Reservations of Rights in subsection (c) below.

(vii)

The arbitrator shall have the power to award legal fees and costs pursuant to the terms of this Agreement.

(viii)

The arbitration will take place on an individual basis without reference to, resort to, or consideration of any form of class or class action.

(c)

Reservations of Rights.  Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation and any waivers contained in this Agreement, or (ii) apply to or limit the right of Lender (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose judicially or nonjudicially against any real or personal property collateral, or to exercise judicial or nonjudicial power of sale rights, (C) to obtain from a court provisional or

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ancillary remedies such as (but not limited to) injunctive relief, writ of possession, prejudgment attachment, or the appointment of a receiver, or (D) to exercise its rights under any guaranty agreement executed in conjunction with the Loan or any of the Loan Documents, or (E) to pursue rights against a party to this Agreement in a third-party proceeding in any action brought against Lender in a state, federal or international court, tribunal or hearing body (including actions in specialty courts, such as bankruptcy and patent courts).  Lender may exercise the rights set forth in clauses (A) through (E), inclusive, before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement.  Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the Dispute occasioning resort to such remedies.  No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any Dispute.

(d)

Conflicting Provisions for Dispute Resolution.  If there is any conflict between the terms, conditions and provisions of this Section and those of any other provision or agreement for arbitration or dispute resolution, the terms, conditions and provisions of this Section shall prevail as to any Dispute arising out of or relating to (i) this Agreement, (ii) any other Loan Document, (iii) any related agreements or instruments, or (iv) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort).  In any other situation, if the resolution of a given Dispute is specifically governed by another provision or agreement for arbitration or dispute resolution, the other provision or agreement shall prevail with respect to said Dispute.

(e)

Jury Trial Waiver in Arbitration.  By agreeing to this Section, the parties irrevocably and voluntarily, to the extent permitted by applicable Law, waive any right they may have to a trial by jury in respect of any Dispute.

Section 8.17

Forum.

Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court sitting in Mecklenburg County, North Carolina or any federal court sitting in the Western District of the State of North Carolina and to the jurisdiction of any state court or any United States federal court sitting in the state in which any of the Property is located, over any Dispute.  Borrower hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum.  Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable Law, all service of process in any such suit, action or proceeding in any state court or any United States federal court referenced above in this Section may be made by certified or registered mail, return receipt requested, directed to Borrower at its address for notice set forth in this Agreement, or at a subsequent address of which Lender received actual notice from Borrower in accordance with the notice section of this Agreement, and service so made shall be complete five (5) days after the same shall have been so mailed.  Nothing herein shall affect the right of Lender to serve process in any manner permitted by Law or limit the right of Lender to bring proceedings against Borrower in any other court or jurisdiction.

Section 8.18

WAIVER OF JURY TRIAL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO ARBITRATE ANY “DISPUTE” (FOR PURPOSES OF THIS SECTION, AS DEFINED IN SCHEDULE 1) AS SET FORTH IN THIS AGREEMENT, TO THE EXTENT ANY “DISPUTE” IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, BORROWER AND LENDER WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN RESPECT OF ANY SUCH “DISPUTE” AND ANY ACTION ON SUCH “DISPUTE.”  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND BORROWER AND LENDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS.  BORROWER AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL.  BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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Section 8.19

Usury.

All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law.  As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Note shall be governed by such new law as of its effective date.  In this regard, it is expressly agreed that it is the intent of Borrower and Lender in the execution, delivery and acceptance of the Note to contract in strict compliance with the laws of the State of New York from time to time in effect.  If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the loan documents evidencing and/or securing the Loan at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest.  This provision shall control every other provision of all agreements between Borrower and Lender.

Section 8.20

Special State Provisions.

In the event of any inconsistency between the other terms of this Agreement and this Section 8.20, the terms of this Section 8.20 shall control.

(a)

In addition to any other right or remedy contained in this Agreement or in any other Loan Document, Lender shall have all of the rights against lessees of all or any part of the Property as are set forth in Section 291-f of the Real Property Law of New York.

(b)

Notwithstanding anything in this Agreement or in Section 254 of the Real Property Law of the State of New York to the contrary, the Net Proceeds coming into the possession of Lender shall not be deemed trust funds.

(c)

Borrower will receive the advances of the Loan and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the "cost of improvement", as such quoted term is defined in the New York Lien Law, and will apply the same first to the payment of such costs before using any part of the total of the same for any other purpose and, in the event all or any part of the Property is located in the State of New York, will comply with Section 13 of the New York Lien Law.  Borrower will indemnify and hold Lender harmless against any loss or liability, cost or expense, including, without limitation, any judgments, attorney's fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Borrower of the New York Lien Law including, without limitation, any section of Article 3-A thereof.

(d)

The Property is not real property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units, each having their own separate cooking facilities.

Section 8.21

USA Patriot Act Notice.

Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), Lender is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act.

Section 8.22

Entire Agreement.

The Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect to the matters addressed in the Loan Documents.  In particular, and without limitation, the terms of any commitment by Lender to make the Loan are merged into the Loan Documents.  Except as incorporated in writing into the Loan Documents, there are no representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.  If there is any conflict between the terms, conditions and provisions of this Agreement and

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those of any other instrument or agreement, including any other Loan Document, the terms, conditions and provisions of this Agreement shall prevail.

[remainder of page left intentionally blank – signature pages and exhibits/schedules to follow]

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IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as an instrument under seal as of the date first above written.

BORROWER:

INLAND DIVERSIFIED WHITE PLAINS CITY CENTER, L.L.C., a Delaware limited liability company

By: Inland Diversified White Plains City Center Member, L.L.C., its sole Member and Manager

By: Inland Diversified White Plains City Center Member II, L.L.C., its Manager

By: Inland Diversified Real Estate Trust, Inc., its sole Member and Manager

By: /s/ Barry L. Lazarus

Name: Barry L. Lazarus

Title: President

[SEAL]

LENDER:

BANK OF AMERICA, N.A.

By: /s/ Patricia H. Gardenhire

Name: Patricia H. Gardenhire

Title: Vice President

[SEAL]

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Schedule 1

Definitions

Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

“AAA” means the American Arbitration Association, or any successor thereof.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Air Rights Parcel” has the meaning assigned to such term in the Mortgage.

“Approved Manager” means Borrower, Inland Diversified Real Estate Services, LLC, a Delaware limited liability company, or any other reputable and creditworthy property manager, subject to the prior approval of Lender, not to be unreasonably withheld, with a portfolio of properties comparable to the Property under active management.

“Authorized Signer” means any signer of this Agreement, acting alone, or any other representative of Borrower duly designated and authorized by Borrower to sign draw requests in a writing addressed to Lender.

“Banking Day” means any day that is not a Saturday, Sunday or banking holiday in the State.

“Borrower’s Deposit Account” means an account established with Lender pursuant to the terms of Section 4.6.

“Casualty” means any act or occurrence of any kind or nature that results in damage, loss or destruction to the Property.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect  of any Law , (b) any change in Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline, or directive (whether or not having the force of Law) by any Governmental Authority; provided that nothwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and (y) all requests, rules, guidelines, or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision  (or any successor or similar authority), or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, or issued.

“Checking Account” means account no. 5801062091 maintained at Lender.

“Claim” means any liability, suit, action, claim, demand, loss, expense, penalty, fine, judgment or other cost of any kind or nature whatsoever, including fees, costs and expenses of attorneys, consultants, contractors and experts.

“Closing Checklist” means that certain Closing Requirements and Checklist setting forth the conditions for closing the Loan and recording the Mortgage.

“Code” means the Internal Revenue Code of 1986, as amended.

“Condemnation” means any taking of title to, use of, or any other interest in the Property under the exercise of the power of condemnation or eminent domain, whether temporarily or permanently, by any Governmental Authority or by any other Person acting under or for the benefit of a Governmental Authority.

“Condemnation Awards” means any and all judgments, awards of damages (including severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation heretofore or hereafter made, including interest thereon, and the right to receive the same, as a result of, or in connection with, any Condemnation or threatened Condemnation.

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“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, “Controlling” or “Controlled” have meanings correlative thereto.

“Corporate Guarantor” means Inland Diversified Real Estate Trust, Inc., a Maryland corporation, together with its permitted successors and assigns.

“Default” means an event or circumstance that, with the giving of Notice or lapse of time, or both, would constitute an Event of Default under the provisions of this Agreement.

“Dispute” means any controversy, claim or dispute between or among the parties to this Agreement, including any such controversy, claim or dispute arising out of or relating to (a) this Agreement, (b) any other Loan Document, (c) any related agreements or instruments, or (d) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort).

“Environmental Agreement” means the Environmental Indemnification and Release Agreement of even date herewith by and between Borrower and Lender pertaining to the Property, as the same may from time to time be extended, amended, restated or otherwise modified.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Event of Default” means any event or circumstance specified in Article VI and the continuance of such event or circumstance beyond the applicable grace and/or cure periods therefor, if any, set forth in Article VI.

“Expenses” means all fees, charges, costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after an Event of Default) by Lender in making, funding, administering or modifying the Loan, in negotiating or entering into any “workout” of the Loan, or in exercising or enforcing any rights, powers and remedies provided in the Mortgage or any of the other Loan Documents, including attorneys’ fees, court costs, receiver’s fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property.

“Financial Statements” means for each reporting party other than an individual, a balance sheet, income statement, statements of cash flow and amounts and sources of contingent liabilities, a reconciliation of changes in equity and liquidity verification, Property-level budget, real estate schedules providing details on each individual real property in the reporting party’s portfolio, including, but not limited to raw land, land under development, construction in process and stabilized properties and unless Lender otherwise consents, consolidated and consolidating statements if the reporting party is a holding company or a parent of a subsidiary entity; provided, that such consolidating statements shall be required only at Bank’s request and provided, further, that for the Borrower, “Financial Statements” shall mean only a balance sheet, operating/income statement, rent roll, leasing report and, for annual Financial Statements, property level budget.  For purposes of this definition and any covenant requiring the delivery of Financial Statements, each party for whom Financial Statements are required is a “reporting party” and a specified period to which the required Financial Statements relate is a “reporting period.”

“Governmental Authority” or “Governmental Authorities” means any governmental or quasi-governmental entity, including any court, department, commission, board, bureau, agency, administration, service, district or other instrumentality of any governmental entity.

“Guarantor” means the Corporate Guarantor.

“Guaranty” means a collective referenced to (a) the Limited Guaranty Agreement of even date herewith executed by Corporate Guarantor for the benefit of Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified, and (B) the Limited Guaranty Agreement of even date herewith executed by Louis R. Capelli and Lou Ceruzzi for the benefit of Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

“Improvements” means, collectively (a) all on-site and off-site improvements to the Retail Parcel for a 309,905 square foot shopping center and other improvements located thereon, together with all fixtures, tenant improvements and appurtenances now or later to be located on the Fee Land and/or in such improvements; and (b) all on-site and off-site improvements to the Air Rights Parcel

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for a 56,000 square foot health club (commercial/retail space) and 16,000 square feet of space constituting 24 loft apartments, together, in each case, with all fixtures, tenant improvements and appurtenances now or later to be located on the Leasehold Parcel and/or in such improvements.

“Insurance Proceeds” means the insurance claims under and the proceeds of any and all policies of insurance covering the Property or any part thereof, including all returned and unearned premiums with respect to any insurance relating to such Property, in each case whether now or hereafter existing or arising.

“Land” means, collectively, the Retail Parcel, the Air Rights Parcel and any other land described in and encumbered by the Mortgage.

“Law(s)” means all federal, state and local laws, statutes, rules, ordinances, regulations, codes, licenses, authorizations, decisions, injunctions, interpretations, orders or decrees of any court or other Governmental Authority having jurisdiction as may be in effect from time to time.

“LCWPR” means LC White Plains Retail, LLC, the prior owner of the Land.

“Leases” means all leases, license agreements and other occupancy or use agreements (whether oral or written), now or hereafter existing, which cover or relate to the Property or any part thereof, together with all options therefor, amendments thereto and renewals, modifications and guaranties thereof, including any cash or security deposited under the Leases to secure performance by the tenants of their obligations under the Leases, whether such cash or security is to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rent coming due thereunder.

“Lien Form” means a Partial Waiver and Subordination of Lien as set forth in the Lien Law.

“Loan” means the loan from Lender to Borrower, the repayment obligations in connection with which are evidenced by the Note.

“Loan Amount” means an amount equal to the lesser of (a) $99,000,000.00, (b) an amount equal to sixty percent (60.0%) of the total acquisition costs related to the Property; and (c) an amount equal to sixty percent (60.0%) of the “As-Stabilized” appraised value of the Property (based on an appraisal in form and substance and from an appraiser acceptable to Lender), in each case as reasonably determined by Lender.

“Loan Documents” means this Agreement, the Note, the Mortgage, the Environmental Agreement, the Guaranty, any Swap Contract, any application or reimbursement agreement executed in connection with any Letter of Credit, and any and all other documents which Borrower, Guarantor or any other party or parties have executed and delivered, or may hereafter execute and deliver, to evidence, secure or guarantee the Obligations, or any part thereof, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

“Mortgage” means the Fee and Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing of even date herewith given by Borrower to Lender to secure the Obligations, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

“Net Proceeds,” when used with respect to any Condemnation Awards or Insurance Proceeds, means the gross proceeds from any Condemnation or Casualty remaining after payment of all expenses, including attorneys’ fees, incurred in the collection of such gross proceeds.

“Note” means the Promissory Note of even date herewith, in an amount equal to the Loan Amount, made by Borrower to the order of Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

“Notice” means a notice, request, consent, demand or other communication given in accordance with the provisions of Section 8.6 of this Agreement.

“Obligations” means all present and future debts, obligations and liabilities of Borrower to Lender arising pursuant to, or on account of, the provisions of this Agreement, the Note or any of the other Loan Documents, including the obligations: (a) to pay all

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principal, interest, late charges, prepayment premiums (if any) and other amounts due at any time under the Note; (b) to pay all Expenses, indemnification payments, fees and other amounts due at any time under the Mortgage or any of the other Loan Documents, together with interest thereon as provided in the Mortgage or such Loan Document; (c) to pay and perform all obligations of Borrower (or its Affiliate) under any Swap Contract; and (d) to perform, observe and comply with all of the terms, covenants and conditions, expressed or implied, which Borrower is required to perform, observe or comply with pursuant to the terms of this Agreement, the Mortgage or any of the other Loan Documents.

“Person” means an individual, a corporation, a partnership, a joint venture, a limited liability company, a trust, an unincorporated association, any Governmental Authority or any other entity.

“Property” means the real and personal property conveyed and encumbered by the Mortgage.

“Rents” means all of the rents, royalties, issues, profits, revenues, earnings, income and other benefits of the Property or any part thereof, or arising from the use or enjoyment of the Property or any part thereof, including all such amounts paid under or arising from any of the Leases and all fees, charges, accounts or other payments for the use or occupancy of rooms or other public facilities within the Property or any part thereof.

“Retail Parcel” has the meaning assigned to such term in the Mortgage.

“State” means the State of New York.

“Survey” means a map or plat of survey of the Land which conforms with Lender’s survey requirements set forth in the Closing Checklist.

“Swap Contract” means any agreement, whether or not in writing, relating to any Swap Transaction, including, unless the context otherwise clearly requires, any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into prior to the date hereof or any time after the date hereof, between Swap Counterparty and Borrower (or its Affiliate), together with any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time.

“Swap Counterparty” means Lender or an Affiliate of Lender, in its capacity as counterparty under any Swap Contract.

“Swap Transaction” means any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, note or bill option, interest rate option, forward foreign exchange transaction, cap transaction, collar transaction, floor transaction, currency swap transaction, cross-currency rate swap transaction, swap option, currency option, credit swap or default transaction, T-lock, or any other similar transaction (including any option to enter into the foregoing) or any combination of the foregoing, entered into prior to the date hereof or anytime after the date hereof between Swap Counterparty and Borrower (or its Affiliate) so long as a writing, such as a Swap Contract, evidences the parties’ intent that such obligations shall be secured by the Deed of Trust in connection with the Loan. [or] in connection with (i) the Loan.

“Taxes” means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority or any communities facilities or other private district on Borrower or on any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

“Termination Fee Deposit” shall have the meaning set forth in Section 4.17.

“Toys R Us” means Toys “R” Us – Delaware, Inc., a Delaware corporation, together with its successors and assigns.

“TRU Lease” means that certain Lease dated as of February 10, 2012 entered into between Toys R Us, as tenant, and Borrower’s predecessor in interest, as the same may have been or may be, in accordance with its terms, amended, restated, extended, supplemented or otherwise modified from time to time.

“TRU Premises” means the “Premises” as such term is defined in the TRU Lease.

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“ULLICO” means The Union Labor Life Insurance Company, a Maryland corporation.

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Schedule 2

Form of Draw Request

[BORROWER’S LETTERHEAD]

DRAW REQUEST NO. _________

TO:  BANK OF AMERICA, N.A. (“Lender”)

PROJECT

White Plains City Center

LOCATION

The intersection of Main Street and Mamaroneck Avenue in White Plains, New York

BORROWER

INLAND DIVERSIFIED WHITE PLAINS CITY CENTER, L.L.C.

In accordance with the Term Loan Agreement dated ______________, 2012, between Borrower and Lender (as amended, restated, extended, spread, supplemented or otherwise modified from time to time, the “Loan Agreement”), Borrower requests that $______________________ be advanced from Loan proceeds in the TRU Holdback.  The proceeds should be credited to the account of _______________________________________, Account No. ___________________, at _________________________________________.

TOTAL DRAW REQUEST:  $_____________________

Borrower hereby represents and warrants that all conditions precedent to Borrower’s right to request the advance requested herein (including, without limitation, the conditions set forth in Section 2.3 of the Loan Agreement) have been fully satisfied, that all of Borrower’s representations and warranties set forth in the Loan Agreement are true and correct in all material respects as of the date hereof and that no Event of Default is currently continuing under or with respect to the Loan Agreement.

AUTHORIZED SIGNER:

____________________________________

Dated: ______________________

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Schedule 3

Leasing and Tenant Matters

1.

Representations and Warranties of Borrower Regarding Leases.

Borrower represents and warrants that Borrower has delivered to Lender Borrower’s standard forms of tenant lease (retail and residential) and a true and correct copy of all Leases and any guaranty(ies) thereof, affecting any part of the Improvements, together with an accurate and complete rent roll for the Property, and no such Lease or guaranty contains any option or right of first refusal to purchase all or any portion of the Property or any present or future interest therein.

2.

Covenants of Borrower Regarding Leases and Rents.

Borrower covenants that Borrower (a) will observe and perform all of the obligations imposed upon the landlord in the Leases and will not do or permit to be done anything to impair the security thereof; (b) will use its best efforts to enforce or secure, or cause to be enforced or secured, the performance of each and every obligation and undertaking of the respective tenants under the Leases and will appear in and defend, at Borrower’s sole cost and expense, any action or proceeding arising under, or in any manner connected with, the Leases; (c) will not collect any of the Rents more than one month in advance of the time when the same become due under the terms of the Leases; (d) will not discount any future accruing Rents; (e) without the prior written consent of Lender, will not execute any assignment of the Leases or the Rents; (f) will not, with respect to the retail/commercial portion of the Improvements,  modify the rent, the term, the demised premises or the common area maintenance charges under any of the Leases, or add or modify any option or right of first refusal to purchase all or any portion of the Property or any present or future interest therein, or surrender, cancel or terminate any Lease, without the prior written consent of Lender; (g) other than in the ordinary course of business, will not, with respect to the residential portion of the Improvements, alter, modify or change the terms of the Leases, or surrender, cancel or terminate the same without the prior written consent of Lender; and (h) will execute and deliver, at the request of Lender, all assignments of the Leases and Rents in favor of Lender with respect to any portion of the Property as Lender may from time to time require.

3.

Retail/Commercial Leasing Guidelines.

Borrower shall not enter into any Lease of retail/commercial space in the Improvements unless approved or deemed approved by Lender prior to execution.  Borrower’s standard form of retail/commercial tenant lease, and any revisions thereto, must have the prior written approval of Lender.  Lender shall be “deemed” to have approved any retail/commercial Lease that: (a) is on the standard form lease approved by Lender with no deviations except as approved by Lender; (b) is entered into in the ordinary course of business with a bona fide unrelated third party tenant, and Borrower, acting in good faith and exercising due diligence, has determined that the tenant is financially capable of performing its obligations under the Lease; (c) is received by Lender, together with any guaranty(ies) and financial information received by Borrower regarding the tenant and any guarantor(s), within fifteen (15) days after execution; (d) reflects an arm’s length transaction; (e) contains no option or right of first refusal to purchase all or any portion of the Property or any present or future interest therein; (f) does not require Borrower to provide funds for tenant improvements in excess of the amount that is or will be available to Borrower to pay the same; (g) requires the tenant to execute and deliver to Lender an estoppel certificate in form and substance acceptable to Lender within ten (10) days after notice from Lender; and (h) does not cover in excess of 10,000 square feet of the aggregate net rentable area of the Improvements or have a rental rate that is less than (i) $22.00 per square foot for anchor tenants; (ii) $40.00 per square foot for tenants with premises from 4,001-8,000 square feet; (iii) $50.00 per square foot for tenants with premises from 2,001-4,000 square feet; and (iv) $60.00 per square foot for tenants with premises up to 2000 square feet.  Borrower shall provide to Lender a correct and complete copy of each retail/commercial Lease, including any exhibits, and any guaranty(ies) thereof, prior to execution unless the applicable Lease meets the foregoing requirements for “deemed” approval by Lender.  Borrower shall pay all reasonable costs incurred by Lender in reviewing and approving retail/commercial Leases and any guaranties thereof, and also in negotiating subordination agreements and subordination, nondisturbance and attornment agreements with tenants, including reasonable attorneys’ fees and costs.

4.

Leasing Guidelines.

Borrower shall not enter into any Lease of residential/multi-family space in the Improvements unless approved or deemed approved by Lender prior to execution.  Borrower’s standard form of residential/multi-family tenant lease, and any revisions thereto, must have the prior written approval of Lender.  Lender shall be “deemed” to have approved any residential/multi-family Lease that:

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(a) is on the standard form lease approved by Lender with no material deviations except as approved by Lender; (b) is entered into in the ordinary course of business with a bona fide unrelated third party tenant; and (c) reflects an arm’s length transaction at then-current market rate for comparable space.  If requested by Lender, Borrower shall provide to Lender a correct and complete copy of each existing and future residential/multi-family Lease, including any exhibits, and any guaranty(ies) thereof, within seven (7) days after Lender’s request (for existing Leases) or seven (7) days after execution (for future Leases).

5.

Delivery of Leasing Information and Documents.

From time to time upon Lender’s request, Borrower shall promptly deliver to Lender (a) complete executed originals of each Lease, including any exhibits thereto and any guaranty(ies) thereof, (b) a complete rent roll of the Property in such detail as Lender may require, together with such operating statements and leasing schedules and reports as Lender may require, (c) any and all financial statements of the tenants, subtenants and any lease guarantors to the extent available to Borrower, (d) such other information regarding tenants and prospective tenants and other leasing information as Lender may request, and (e) such estoppel certificates, subordination agreements and/or subordination, nondisturbance and attornment agreements executed by such tenants, subtenants and guarantors, if any, in such forms as Lender may require.

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Schedule 4

Tax and Insurance Reserve Deposits

1.

Upon Notice from Lender to Borrower after the occurrence of an Event of Default, Borrower shall pay to Lender, on each monthly payment date under the Note, one-twelfth (1/12th) of the amount estimated by Lender to pay all installments of Taxes levied against the Property and all insurance premiums for insurance required to be maintained by Borrower under the Loan Documents, in each case coming due during the upcoming twelve (12) month period.  Required payments hereunder shall be added together with the regular payments under the Note and with any other sums required under the Loan Documents, all of which shall be paid monthly as an aggregate sum by Borrower to Lender until the Obligations are paid and performed in full.  Unless otherwise required by applicable Law, funds paid by Borrower hereunder shall not be or be deemed to be escrow or trust funds.  At Lender’s option, such funds may be held in an individual account, consolidated with other like accounts, or commingled with the general funds of Lender.  Such funds shall be held in an interest-bearing account in the name of Lender and all interest shall be credited to Borrower.  Borrower agrees that it shall include all interest and earnings on such funds paid to or deposited with Lender as its income (and, if Borrower is a partnership or other pass-through entity, the income of its partners, members or beneficiaries, as the case may be), and shall be the owner of all such funds for federal and applicable state and local tax purposes.

2.

Unless Lender shall elect otherwise, Lender shall pay for the account of Borrower, to the extent funds paid to Lender hereunder are sufficient for such purposes, prior to the delinquency date for such expense, real property Taxes and insurance premiums for which Borrower has provided invoices to Lender in advance.  In its sole and absolute discretion, Lender may retain a third party tax lien service to obtain tax certificates or other evidence or estimates of Taxes due or to become due and Borrower shall promptly reimburse Lender for the cost of retaining any such service.  Any unpaid reimbursements for any tax lien service will be added to the Obligations.  Borrower shall ensure Lender’s receipt, at least thirty (30) days prior to the respective dates for which penalties are attached thereto, of all bills, invoices and statements for all Taxes and insurance premiums to be paid.  Lender shall not be responsible for the payment of any invoice if Borrower has not paid to Lender sufficient funds for such item under this Schedule 4, even if the shortfall results from Lender’s failure to adequately estimate and collect sufficient funds to satisfy such charges.  In making any payment for Taxes or insurance hereunder, Lender shall be entitled to rely on any tax lien service or any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy, validity, enforceability or contestability of any Taxes, valuation, sale, forfeiture, tax lien or title or claim thereof.

3.

Borrower grants to Lender a security interest in all funds paid to or deposited with Lender hereunder, and any proceeds thereof, as security for the Obligations.  Such security interest shall be governed by the Uniform Commercial Code of the State, and Lender shall have available to it all of the rights and remedies available to a secured party thereunder.  Borrower shall have no right to unilaterally demand payment of or to withdraw funds deposited with Lender hereunder except as expressly permitted hereby or to the extent expressly permitted by applicable law.  Borrower agrees that Lender may apply any funds paid to or deposited with Lender hereunder to cure the default to the extent expressly permitted by applicable law.

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Schedule 5

Swap Contracts

1.

Swap Documentation.  To the extent Borrower, Lender and any Swap Counterparty agree to a Swap Transaction, Borrower shall deliver to Swap Counterparty the following documents and other items, executed and acknowledged as appropriate, all in form and substance satisfactory to Lender and Swap Counterparty: (a) Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. and related schedule in the form agreed upon between Borrower (or its Affiliate) and Swap Counterparty; (b) a confirmation under the foregoing, if applicable; (c) the Guaranty; (d) if Borrower (or its Affiliate) is anything other than a natural person, evidence of due authorization to enter into transactions under the foregoing Swap Contract with Swap Counterparty, together with evidence of due authorization and execution of any Swap Contract; and such other title endorsements, documents, instruments and agreements as Lender and Swap Counterparty may require to evidence satisfaction of the conditions set forth in this Section 1 of Schedule 5.

2.

Conveyance and Security Interest.  To secure Borrower’s Obligations, Borrower hereby transfers, assigns and transfers to Lender, and grants to Lender a security interest in, all of Borrower’s right, title and interest, but not its obligations, duties or liabilities for any breach, in, under and to the Swap Contract, any and all amounts received by Borrower in connection therewith or to which Borrower is entitled thereunder, and all proceeds of the foregoing.  All amounts payable to Borrower under the Swap Contract shall be paid to Lender and shall be applied to pay interest or other amounts under the Loan.

3.

Cross-Default.  It shall be an Event of Default under this Agreement if any Event of Default occurs as defined under any Swap Contract as to which Borrower (or its Affiliate) is the Defaulting Party, or if any Termination Event occurs under any Swap Contract as to which Borrower (or its Affiliate) is an Affected Party.  As used in this Section, the terms “Defaulting Party,” “Termination Event” and “Affected Party” have the meanings ascribed to them in the Swap Contract.

4.

Remedies; Cure Rights.  In addition to any and all other remedies to which Lender and Swap Counterparty are entitled at Law or in equity, Swap Counterparty shall have the right, to the extent so provided in any Swap Contract or any Master Agreement relating thereto, (a) to declare an event of default, termination event or other similar event thereunder and to designate an Early Termination Date as defined under the Master Agreement, and (b) to determine net termination amounts in accordance with the Swap Contract and to setoff amounts between Swap Contracts.  Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower (or its Affiliate) such action as Lender may at any time determine to be necessary or advisable to cure any default under any Swap Contract or to protect the rights of Borrower (or its Affiliate) or Swap Counterparty thereunder; provided, however, that before the occurrence of an Event of Default under this Agreement, Lender shall give prior written notice to Borrower before taking any such action.  For this purpose, Borrower hereby constitutes Lender its true and lawful attorney-in-fact with full power of substitution, which power of attorney is coupled with an interest and irrevocable, to exercise, at the election of Lender, any and all rights and remedies of Borrower (or its Affiliate) under the Swap Contract, including making any payments thereunder and consummating any transactions contemplated thereby, and to take any action that Lender may deem proper in order to collect, assert or enforce any claim, right or title, in and to the Swap Contract hereby assigned and conveyed, and generally to take any and all such action in relation thereto as Lender shall deem advisable.  Lender shall not incur any liability if any action so taken by Lender or on its behalf shall prove to be inadequate or invalid.  Borrower expressly understands and agrees that Lender is not hereby assuming any duties or obligations of Borrower (or its Affiliate) to make payments to Swap Counterparty under any Swap Contract or under any other Loan Document.  Such payment duties and obligations remain the responsibility of Borrower (or its Affiliate) notwithstanding any language in this Agreement.

5.

Automatic Deduction and Credit.

(a)

At all times when any Swap Contract is in effect, Borrower shall maintain the Checking Account in good standing with Lender.  Borrower hereby grants to Lender and Swap Counterparty a security interest in the Checking Account, and any other accounts and deposit accounts from which Borrower may from time to time authorize Lender to debit payments due on the Loan and the Swap Contracts.  Borrower is granting this security interest to Lender and Swap Counterparty for the purpose of securing the Obligations.

(b)

At all times when any Swap Contract is in effect, all monthly payments owed by Borrower under the Note will be automatically deducted on their due dates from the Checking Account.  Lender is hereby authorized to apply the amounts so

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debited to Borrower’s obligations under the Loan.  Notwithstanding the foregoing, Lender will not automatically deduct the principal payment at maturity from the Checking Account.

(c)

At all times when any Swap Contract is in effect, all payments owed by Borrower (or its Affiliate) under any Swap Contract will be automatically deducted on their due dates from the Checking Account.  The preceding sentence includes Borrower’s authorization for Lender to debit from the Checking Account any monetary obligation owed by Borrower (or its Affiliate) to Swap Counterparty following any Early Termination Date, as defined under the Master Agreement.  Swap Counterparty is hereby authorized to apply the amounts so debited to the obligations of Borrower (or its Affiliate) under the applicable Swap Contract.

(d)

Lender will debit the Checking Account on the dates the foregoing payments become due; provided, however, that if a due date does not fall on a Banking Day, Lender will debit the Checking Account on the first Banking Day following such due date.

(e)

Borrower shall maintain sufficient funds on the dates when Lender enters debits authorized by this Agreement.  If there are insufficient funds in the Checking Account on any date when Lender enters any debit authorized by this Agreement, without limiting Lender’s other remedies in such an event, the debit will be reversed in whole or in part, in Lender’s sole and absolute discretion, and such amount not debited shall be deemed to be unpaid and shall be immediately due and payable in accordance with the terms of the Note and/or the Swap Contract, as applicable.

(f)

So long as there is no Event of Default existing under this Agreement or any Swap Contract, Lender will automatically credit the Checking Account for payments owed by Swap Counterparty under the Swap Contract.  Lender will credit the Checking Account on the dates the foregoing payments become due; provided, however, that if a due date does not fall on a Banking Day, Lender will credit the Checking Account on the first Banking Day following such due date.

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Schedule 6

Financial Covenants

To the extent Borrower, as of any Determination Date, fails to satisfy a Debt Service Coverage Ratio of at least 1.10 to 1.00 (any such Determination Date constituting a “Cash Sweep Determination Date”), Borrower shall either:

(a)

on or prior to the date which is ten (10) days following the end of each calendar month ending after such Cash Sweep Determination Date and until the occurrence of a Cash Sweep Termination Date (i) deliver to Lender a detailed, Borrower-certified calculation of its Free Cash Flow for such calendar month; and (ii) cause 100% of Free Cash Flow for each such calendar month to be delivered to directly to an account designated by Lender for Lender’s account and application to the then-outstanding due and unpaid Obligations in such order as Lender may, in its discretion, determine; or

(b)

make, within ten (10) days following such Cash Sweep Determination Date, a prepayment against the outstanding principal balance of the Loan (in accordance with the prepayment provisions of the Note) in an amount sufficient to cause the Debt Service Coverage Ratio, as calculated on a pro forma basis for the applicable Cash Sweep Determination Date and taking into account the pro forma reduction in Debt Service that results from such prepayment, to be at least 1.30 to 1.00.

To the extent a Cash Sweep Determination Date occurs and Borrower fails to satisfy the requirements of either clause (a) or (b) above, it shall, notwithstanding anything contained herein to the contrary, constitute an immediate Event of Default under this Agreement.

As used in this Schedule 6, the following terms shall have the meanings specified below:

“Assumed Interest Rate” means six and one half of one percent (6.50%) per annum.

“Calculation Period” means, for purposes of calculating Operating Revenue and Operating Expenses, the most-recently ended twelve (12) calendar month period prior to the Determination Date for which Borrower is required to have provided financial statements or, at the option of Lender, the most-recently ended twelve (12) calendar month period prior to the Determination Date for which Lender has obtained sufficient financial information with respect to same.

“Cash Sweep Termination Date” means the first Determination Date following the commencement of any Cash Sweep Determination date on which the Debt Service Coverage Ratio is at least 1.30 to 1.00.

“Debt Service” means the payment of principal and interest that would have been payable for one year under a hypothetical loan, assuming (a) a loan balance equal to the amount of the outstanding principal balance of the Loan as of the Determination Date, plus the available and unfunded amount of the TRU Holdback (if any), (b) an interest rate equal to the Assumed Interest Rate, and (c) amortization of the aggregate principal indebtedness over a thirty (30) year amortization period.

“Debt Service Coverage Ratio” as of any Determination Date, for the applicable Calculation Period the ratio, as determined by Lender, of (a) Net Operating Income to (b) Debt Service.

“Determination Date” means the date on which the Borrower is required, pursuant to the terms hereof, to have reported quarter-end financial information for the period ending September 30, 2013 and each such date related to each subsequent calendar quarter thereafter during the term hereof.

“Free Cash Flow” means, for any calendar month, an amount equal to (a) gross cash revenues of Borrower for such calendar month, less (b) an amount equal to (i) Operating Expenses for such calendar month, plus (ii) the pro rated portion of income taxes allocable to such calendar month and interest payable on the Loan for such calendar month.

“Net Operating Income” means, with respect to the Calculation Period related to any Determination Date, the amount obtained by subtracting the (i) total of Operating Expenses reported for the applicable Calculation Period from (ii) Operating Revenue for the applicable Calculation Period, as such amount may

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be adjusted by Lender in its reasonable discretion based on Lender’s underwriting standards, including vacancy allowances, adjustments for pro-forma chargebacks, any free rent periods provided for in existing leases and other concessions.  As used herein, “vacancy allowance” means an allowance for reductions in potential income attributable to vacancies, tenant turnover, and nonpayment of rent.

“Operating Expenses” means, with respect to any period of time, the total of all expenses of Borrowers actually paid or payable, computed on an annualized basis in accordance with generally accepted accounting principles, of whatever kind relating to the ownership, operation, maintenance or management of the Property, including utilities, ordinary repairs and maintenance, insurance premiums, ground rents, if any, license fees, Taxes, advertising expenses, payroll and related taxes, management fees equal to the greater of 4.0% of Operating Revenue for such period or the management fees actually paid under any management agreement, operational equipment or other lease payments as approved by Lender, an FF&E reserve in the amount of $0.15 per square foot contained in the Improvements, but specifically excluding depreciation and amortization, income taxes, debt service on the Loan, any item of expense that would otherwise be covered by the provisions hereof but which is paid by any tenant under such tenant’s Lease or other agreement provided such reimbursement by tenant is not included in the calculation of Operating Revenue.  Operating Expenses shall be subject to appropriate seasonal and other adjustments in Lender’s reasonable discretion (including, without limitation, adjustments to account for any new or departing tenants that may be accounted for in the calculation of Operating Revenue below).  Any charge, cost or expense which is in accordance with accrual basis income tax accounting is depreciated or amortized over a period which exceeds one (1) year shall be treated as an expense, for the purposes of the foregoing calculations, ratably over the period of depreciation or amortization.

“Operating Revenue” means, with respect to any applicable Calculation Period, annualized income for such period (computed in accordance with generally accepted accounting principles), based on all income actually received in connection with the ownership and operation of the Property from whatever source (other than any source affiliated with any Borrower or Guarantor), including Rents, utility charges, escalations, forfeited security deposits, interest on credit accounts, service fees or charges, license fees, parking fees, and other required pass-throughs, but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by any Borrower to any Governmental Authority, refunds from tenants, uncollectible accounts, chargebacks, sales of furniture, fixtures and equipment (unless comparable replacements are purchased, and the cost for same is included in Operating Expense), interest income, Condemnation Awards, Insurance Proceeds (other than business interruption or other loss of income insurance), unforfeited security deposits, utility and other similar deposits, income from tenants not paying rent, income from tenants in bankruptcy (unless and until the relevant Lease has been assumed), and non-cash, non-recurring or extraordinary income, including lease termination payments.  Operating Revenue shall, except as otherwise noted herein, be net of any projected free rent periods, chargebacks, other concessions and credits.  Operating Revenue shall be subject to appropriate seasonal and other adjustments in Lender’s reasonable discretion.  Operating Revenue shall, in addition, be adjusted as follows: (a) to exclude all revenues or other income received from any tenants (i) that are as of the applicable Determination Date, either (A) no longer in occupancy, (B) in bankruptcy (unless and until the relevant Lease has been assumed) or otherwise reasonably deemed insolvent by any Borrower or Lender or (C) subject to a terminated or month-to-month Lease or (ii) with respect to which the applicable Lease shall terminate within the following calendar quarter and who have not given proper notice under such Lease to extend same under any applicable extension terms provided for therein; and (b) to include, on an annualized basis, all revenues or other income received or to be received from any tenants that came into occupancy during such period and have commenced paying rent under their applicable Lease.

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